UNITED STATES COMMODITY FUNDS LLC

Sponsor of the United States Commodity Index Fund

March 29, 2019

Dear United States Commodity Index Fund Investor,

Enclosed with this letter is your copy of the 2018 financial statements for the United States Commodity Index Fund (ticker symbol “USCI”), a series of the United States Commodity Index Funds Trust (the “Trust”). The United States Copper Index Fund (“CPER”) and the United States Agriculture Index Fund (“USAG”)1, two additional series of the Trust, are also included in these statements. We have mailed this statement to all investors in USCI who held shares as of December 31, 2018 to satisfy our annual reporting requirement under federal commodities laws. In addition, we have enclosed a copy of the current United States Commodity Funds LLC (“USCF”) Privacy Policy applicable to USCF. Additional information concerning USCI’s 2018 results may be found by referring to the Trust’s Annual Report on Form 10-K (the “Form 10-K”), which has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of the Form 10-K by going to the SEC’s website at www.sec.gov, or by going to USCF’s website at www.uscfinvestments.com. You may also call USCF at 1-800-920-0259 to speak to a representative and request additional material, including a current USCI Prospectus.

USCF is the sponsor of USCI. USCF is also the general partner or sponsor and operator of several other commodity-based exchange-traded funds. These other funds are referred to in the attached financial statements and include:

United States Oil Fund, LP	(ticker symbol: USO)	United States Brent Oil Fund, LP	(ticker symbol: BNO)
United States Natural Gas Fund, LP	(ticker symbol: UNG)	United States Copper Index Fund	(ticker symbol: CPER)
United States 12 Month Oil Fund, LP	(ticker symbol: USL)	United States 3x Oil Fund	(ticker symbol: USOU)
United States Gasoline Fund, LP	(ticker symbol: UGA)	United States 3x Short Oil Fund	(ticker symbol: USOD)
United States 12 Month Natural Gas Fund, LP	(ticker symbol: UNL)

Information about these other funds is contained within the Form 10-K as well as in the current USCI Prospectus. Investors in USCI who wish to receive additional information about these other funds may do so by going to the USCF website at www.uscfinvestments.com.

You may also call USCF at 1-800-920-0259 to request additional information.

Thank you for your continued interest in USCI.

Regards,

/s/ John P. Love
John P. Love
President and Chief Executive Officer
United States Commodity Funds LLC

*This letter is not an offer to buy or sell securities. Investment in USCI or any other funds should be made only after reading such fund’s prospectus. Please consult the relevant prospectus for a description of the risks and expenses involved in any such investment.

1 USAG ceased trading on the NYSE Arca on September 7, 2018 and the Fund’s liquidation date was September 12, 2018.

PRIVACY POLICY
UNITED STATES COMMODITY FUNDS LLC

Introduction

This document sets forth the Privacy Policy, adopted on December 6, 2008, as amended from time to time and most recently amended on June 23, 2017 of (i) the United States Commodity Funds LLC (the “Company”) (ii) each of the statutory trust for which the Company serves as sponsor, the United States Commodity Index Funds Trust (the “Index Funds Trust”) and the USCF Funds Trust (together with the Index Funds Trust, the “Trusts”), and (iii) each of the funds for which the Company serves as the general partner or as sponsor as set forth in Appendix A, which may be amended from time to time (each a “Fund” and together, the “Funds”), relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is a commodity pool operator registered with the Commodity Futures Trading Commission. This Privacy Policy covers the nonpublic personal information of investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trusts may collect or have access to nonpublic personal information about Fund shareholders. Shares of the Funds are registered in the name of Cede & Co., as nominee for the Depository Trust Company. However, the Company may collect or have access to personal information about Fund investors for certain purposes relating to the operation of the Funds, including for the distribution of certain required tax reports to investors. This information may include information received from investors and information about investors’ holdings and transactions in shares of the Funds.

“Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company, the Trusts and the Funds may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus);
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company, the Trusts and the Funds does not sell or rent investor information of the Funds. The Company, the Trusts and the Funds only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company, the Trusts and the Funds may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trusts or the Funds.
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company, the Trusts or the Funds of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company, the Trusts and the Funds holds Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

The Company, the Trusts and the Funds maintains safeguards that comply with federal standards to protect investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company, the Trusts and the Funds share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company, the Trusts and the Funds applies to both current and former Fund investors. The Company, the Trusts and the Funds will only disclose nonpublic personal information about a former investor to the same extent as for a current Fund investor.

Changes to Privacy Policy

The Company, the Trusts and the Funds may make changes to this privacy policy in the future. The Company, the Trusts and the Funds will not make any change affecting Fund investors without first sending investors a revised privacy policy describing the change. In any case, the Company, the Trusts and the Funds will send Fund investors a current privacy policy at least once a year as long as they continue to be Fund investors.

APPENDIX A

UNITED STATES COMMODITY FUNDS LLC,

GENERAL PARTNER OF

UNITED STATES OIL FUND, LP

UNITED STATES NATURAL GAS FUND, LP

UNITED STATES 12 MONTH OIL FUND, LP

UNITED STATES GASOLINE FUND, LP

UNITED STATES 12 MONTH NATURAL GAS FUND, LP

UNITED STATES BRENT OIL FUND, LP

AND

SPONSOR OF

UNITED STATES COMMODITY INDEX FUND

UNITED STATES COPPER INDEX FUND

EACH A SERIES OF

UNITED STATES COMMODITY INDEX FUNDS TRUST

AND

SPONSOR OF

UNITED STATES 3X OIL FUND

UNITED STATES 3X SHORT OIL FUND

EACH A SERIES OF

USCF FUNDS TRUST

UNITED STATES COMMODITY FUNDS LLC
UNITED STATES COMMODITY FUNDS TRUST
USCF FUNDS TRUST
EACH OF THE FUNDS FOR WHICH THE COMPANY SERVES AS GENERAL PARTNER OR SPONSOR

Privacy Notice

FACTS	WHAT DO UNITED STATES COMMODITY FUNDS LLC (THE “COMPANY”), THE UNITED STATES COMMODITY FUNDS TRUST AND THE USCF FUNDS TRUST (EACH A “TRUST” AND TOGETHER, THE “TRUSTS”) AND EACH OF THE FUNDS FOR WHICH THE COMPANY SERVES AS GENERAL PARTNER OR SPONSOR (EACH A “FUND” AND TOGETHER, THE “FUNDS”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number

•    account balances

•    account transactions

•    transaction history

•    wire transfer instructions

•    checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the Trusts choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-510-522-9600 or go to www.uscfinvestments.com

UNITED STATES COMMODITY FUNDS LLC UNITED STATES COMMODITY FUNDS TRUST USCF FUNDS TRUST EACH OF THE FUNDS FOR WHICH THE COMPANY SERVES AS GENERAL PARTNER OR SPONSOR Privacy Notice
What we do
How do the Company, the Trusts and the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company, the Trusts and the Funds collect my personal information?

We collect your personal information, for example, when you

■    open an account

■    provide account information

■    give us your contact information

■    make a wire transfer

■    tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes - information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■ Our affiliates include companies which are subsidiaries of Wainwright Holdings, Inc., such as USCF Advisers LLC.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

■ The Company, the Trusts and the Funds do not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company, the Trusts and the Funds do not conduct joint marketing.

UNITED STATES COMMODITY INDEX FUND

FINANCIAL STATEMENTS

For the years ended December 31, 2018, 2017 and 2016

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the Shareholders of the United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in this Annual Report for the years ended December 31, 2018, 2017 and 2016 is accurate and complete.

By United States Commodity Funds LLC, as Sponsor of United States Commodity Index Fund

By:	/s/ John P. Love
John P. Love
President & Chief Executive Officer of United States Commodity Funds LLC

SPICER JEFFRIES LLP
Certified Public Accountants
4601 DTC BOULEVARD • SUITE 700
DENVER, COLORADO 80237
TELEPHONE: (303) 753-1959
FAX: (303) 753-0338
www.spicerjeffries.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Sponsor and Shareholders of

United States Commodity Index Fund, a series of the United States Commodity Index Funds Trust

Opinions on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying statements of financial condition of United States Commodity Index Fund (the “Fund”), a series of the United States Commodity Index Funds Trust (the “Trust”) as of December 31, 2018 and 2017, including the schedule of investments as of December 31, 2018 and 2017, and the related statements of operations, changes in capital, changes in shares outstanding and cash flows for each of the years in the three-year period ended December 31, 2018, and the related notes (collectively referred to as the “financial statements”). We also have audited the Fund’s internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the years in the three- year period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the Fund maintained, in all material respects, effective internal control over financial reporting as of December 31, 2018 based on criteria established in Internal Control — Integrated Framework (2013) issued by COSO.

Basis for Opinion

The Fund’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Fund’s financial statements and an opinion on the Fund’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the financial statements included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

We have served as the Trust’s auditor since 2009.

Denver, Colorado

February 28, 2019

United States Commodity Index Funds Trust
Statements of Financial Condition
At December 31, 2018 and 2017

United States Commodity Index Fund
	December 31, 2018	December 31, 2017
Assets
Cash and cash equivalents (at cost $427,657,030 and $393,488,946, respectively) (Notes 2 and 6)	$427,657,030	$393,488,946
Short-Term Investments (at cost $— and $71,291,769, respectively) (Note 6)	—	71,291,769
Equity in trading accounts:
Cash and cash equivalents (at cost $50,852,183 and $32,608,929, respectively)	50,852,183	32,608,929
Unrealized gain (loss) on open commodity futures contracts	(14,487,984)	6,872,970
Dividends receivable	9,983	—
Interest receivable	4,224	13,598
Directors’ fees and insurance receivable	22,319	—
ETF transaction fees receivable	—	350

Total assets	$464,057,755	$504,276,562

Liabilities and Capital
Payable for shares redeemed	$—	$2,120,429
Management fees payable (Note 4)	367,646	326,005
Professional fees payable	604,296	539,417
Brokerage commissions payable	43,305	43,305
Directors’ fees and insurance payable	—	5,496

Total liabilities	1,015,247	3,034,652

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	—
Shareholders	463,042,508	501,241,910
Total Capital	463,042,508	501,241,910

Total liabilities and capital	$464,057,755	$504,276,562

Shares outstanding	12,350,000	11,800,000
Net asset value per share	$37.49	$42.48
Market value per share	$37.53	$42.53

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Financial Condition
At December 31, 2018 and 2017

United States Copper Index Fund
	December 31, 2018	December 31, 2017
Assets
Cash and cash equivalents (at cost $10,753,786 and $7,124,096, respectively) (Notes 2 and 6)	$10,753,786	$7,124,096
Short-Term Investments (at cost $295,216 and $2,175,807, respectively) (Note 6)	295,216	2,175,807
Equity in trading accounts:
Cash and cash equivalents (at cost $1,362,458 and $798,079, respectively)	1,362,458	798,079
Unrealized gain (loss) on open commodity futures contracts	(903,475)	881,938
Receivable for shares sold	—	2,104,935
Receivable from Sponsor (Note 4)	51,299	40,153
Dividends receivable	1,356	—
Interest receivable	221	1,137
Directors’ fees and insurance receivable	—	35
ETF transaction fees receivable	—	350

Total assets	$11,560,861	$13,126,530

Liabilities and Capital
Payable due to Broker	$—	$442,429
Management fees payable (Note 4)	6,113	5,282
Professional fees payable	49,800	48,916
Directors’ fees and insurance payable	53	—

Total liabilities	55,966	496,627

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	—
Shareholders	11,504,895	12,629,903
Total Capital	11,504,895	12,629,903

Total liabilities and capital	$11,560,861	$13,126,530

Shares outstanding	700,000	600,000
Net asset value per share	$16.44	$21.05
Market value per share	$16.44	$21.06

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Financial Condition
At December 31, 2018 and 2017

United States Agriculture Index Fund
	December 31, 2018 (In Liquidation)*	December 31, 2017
Assets
Cash and cash equivalents (at cost $— and $1,297,110, respectively) (Notes 2 and 6)	$—	$1,297,110
Short-Term Investments (at cost $— and $296,550, respectively) (Note 6)	—	296,550
Equity in trading accounts:
Cash and cash equivalents (at cost $— and $159,372, respectively)	—	159,372
Unrealized gain (loss) on open commodity futures contracts	—	(1,125)
Receivable from Sponsor (Note 4)	—	45,533
Interest receivable	—	269
Directors’ fees and insurance receivable	—	183

Total assets	$—	$1,797,892

Liabilities and Capital
Management fees payable (Note 4)	$—	$2,032
Professional fees payable	—	44,877

Total liabilities	—	46,909

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	—
Shareholders	—	1,750,983
Total Capital	—	1,750,983

Total liabilities and capital	$—	$1,797,892

Shares outstanding	—	100,000
Net asset value per share	$—	$17.51
Market value per share	$—	$16.51

* USAG ceased trading on the NYSE Arca on September 7, 2018 and the Fund’s liquidation date was September 12, 2018.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statement of Financial Condition
At December 31, 2018*

USCF Canadian Crude Oil Index Fund
December 31, 2018*
Assets
Cash (at cost $—) (Notes 2 and 6)	$—

Total assets	$—

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	$—
Shareholders	—
Total Capital	—

Total liabilities and capital	$—

* The Sponsor contributed $1,000 on March 31, 2018. UCCO was in registration and had not commenced operations. The Fund filed to withdraw from registration on December 19, 2018.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Financial Condition
At December 31, 2018 and 2017

United States Commodity Index Funds Trust

	December 31, 2018	December 31, 2017
Assets
Cash and cash equivalents (at cost $438,410,816 and $401,910,152, respectively) (Notes 2 and 6)	$438,410,816	$401,910,152
Short-Term Investments (at cost $295,216 and $73,764,126, respectively) (Note 6)	295,216	73,764,126
Equity in trading accounts:
Cash and cash equivalents (at cost $52,214,641 and $33,566,380, respectively)	52,214,641	33,566,380
Unrealized gain (loss) on open commodity futures contracts	(15,391,459)	7,753,783
Receivable for shares sold	—	2,104,935
Receivable from Sponsor (Note 4)	51,299	85,686
Dividends receivable	11,339	—
Interest receivable	4,445	15,004
Directors’ fees and insurance receivable	22,319	218
ETF transaction fees receivable	—	700

Total assets	$475,618,616	$519,200,984

Liabilities and Capital
Payable due to Broker	$—	$442,429
Payable for shares redeemed	—	2,120,429
Management fees payable (Note 4)	373,759	333,319
Professional fees payable	654,096	633,210
Brokerage commissions payable	43,305	43,305
Directors’ fees and insurance payable	53	5,496

Total liabilities	1,071,213	3,578,188

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	—
Shareholders	474,547,403	515,622,796
Total Capital	474,547,403	515,622,796

Total liabilities and capital	$475,618,616	$519,200,984

Shares outstanding	13,050,000	12,500,000

See accompanying notes to financial statements.

United States Commodity Index Funds Trust Schedule of Investments At December 31, 2018

United States Commodity Index Fund
	Notional Amount	Number of Contracts	Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
Foreign Contracts
LME Aluminum Futures LA January 2019 contracts, expiring January 2019	$36,377,145	754	$(2,018,308)	(0.44)
LME Tin Futures LT January 2019 contracts, expiring January 2019	42,828,870	454	1,504,230	0.33
LME Zinc Futures LX January 2019 contracts, expiring January 2019	78,531,955	1,261	(271,143)	(0.06)
LME Tin Futures LT April 2019 contracts, expiring April 2019	33,478,866	345	112,790	0.02
LME Zinc Futures LX May 2019 contracts, expiring May 2019	32,946,918	536	(10,853)	0.00 *
	224,163,754	3,350	(683,284)	(0.15)
United States Contracts
NYMEX RBOB Gasoline Futures RB March 2019 contracts, expiring February 2019	32,779,165	595	7,715	0.00 *
ICE Cotton #2 Futures CT March 2019 contracts, expiring March 2019	35,489,270	906	(2,782,670)	(0.60)
CBOT Wheat Futures W March 2019 contracts, expiring March 2019	37,569,250	1,305	(4,732,188)	(1.02)
ICE Cocoa Futures CC March 2019 contracts, expiring March 2019	30,669,380	1,370	2,429,820	0.52
COMEX Copper Futures HG March 2019 contracts, expiring March 2019	33,419,850	493	(992,775)	(0.21)
CME Feeder Cattle Futures FC March 2019 contracts, expiring March 2019	33,488,387	457	43,988	0.01
NYMEX Heating Oil Futures HO April 2019 contracts, expiring March 2019	41,084,917	466	(8,671,727)	(1.87)
COMEX Gold Futures GC April 2019 contracts, expiring April 2019	33,451,810	260	28,390	0.01
NYMEX Natural Gas Futures NG May 2019 contracts, expiring April 2019	30,921,950	1,192	928,290	0.20
CME Live Cattle Futures FC April 2019 contracts, expiring April 2019	32,451,460	664	1,080,540	0.23
CBOT Soybean Meal Futures SM August 2019 contracts, expiring August 2019	33,445,010	1,050	(34,010)	(0.01)
CBOT Corn Futures C December 2019 contracts, expiring December 2019	33,356,287	1,682	73,463	0.02
	408,126,736	10,440	(12,621,164)	(2.72)
Open Futures Contracts - Short**
Foreign Contracts
LME Aluminum Futures LA January 2019 contracts, expiring January 2019	(34,664,722)	754	301,708	0.06
LME Tin Futures LT January 2019 contracts, expiring January 2019	(41,861,500)	454	(2,472,323)	(0.53)
LME Zinc Futures LX January 2019 contracts, expiring January 2019	(79,255,458)	1,261	987,079	0.21
	(155,781,680)	2,469	(1,183,536)	(0.26)
Total Open Futures Contracts***	$476,508,810	16,259	$(14,487,984)	(3.13)

United States Commodity Index Funds Trust Schedule of Investments (Continued) At December 31, 2018

United States Commodity Index Fund
	Principal Amount	Market Value	% of Capital
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
2.07%, 1/03/2019	$15,000,000	$14,998,296	3.24
2.16%, 1/10/2019	40,000,000	39,978,587	8.63
2.18%, 1/17/2019	15,000,000	14,985,567	3.24
2.22%, 1/24/2019	8,000,000	7,988,730	1.72
2.22%, 1/31/2019	37,000,000	36,932,187	7.98
2.25%, 2/07/2019	23,000,000	22,947,285	4.96
2.28%, 2/14/2019	54,000,000	53,850,510	11.63
2.29%, 2/21/2019	20,000,000	19,935,768	4.30
2.10%, 2/28/2019	7,000,000	6,976,703	1.51
2.34%, 3/07/2019	57,000,000	56,761,748	12.26
2.12%, 3/28/2019	10,000,000	9,950,431	2.15
2.41%, 4/04/2019	16,000,000	15,901,317	3.43
2.43%, 4/11/2019	30,000,000	29,799,167	6.43
2.22%, 4/25/2019	4,000,000	3,972,450	0.86
2.46%, 5/02/2019	23,000,000	22,812,534	4.93
2.47%, 5/09/2019	2,000,000	1,982,684	0.43
2.43%, 5/23/2019	40,000,000	39,619,756	8.56
2.51%, 6/06/2019	6,000,000	5,935,650	1.28
2.49%, 6/27/2019	25,000,000	24,697,625	5.33
Total Treasury Obligations		430,026,995	92.87

United States - Money Market Funds
Fidelity Investments Money Market Funds - Government Portfolio	2,200,000	2,200,000	0.47
Goldman Sachs Financial Square Funds - Government Fund - Class FS	550,000	550,000	0.12
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	3,650,000	3,650,000	0.79
Total Money Market Funds		6,400,000	1.38
Total Cash Equivalents		$436,426,995	94.25

*	Represents less than 0.005%.
**	All short contracts are offset by long positions in Futures Contracts and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDCI).
***	Collateral amounted to $50,852,183 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust Schedule of Investments At December 31, 2017

United States Commodity Index Fund
	Notional Amount	Number of Contracts	Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
Foreign Contracts
LME Zinc Futures LX January 2018 contracts, expiring January 2018	$35,972,181	446	$1,213,069	0.24
LME Aluminum Futures LA February 2018 contracts, expiring February 2018	41,453,762	840	6,148,048	1.23
ICE Brent Crude Oil Futures CO April 2018 contracts, expiring February 2018	35,223,750	534	255,210	0.05
LME Lead Futures LL April 2018 contracts, expiring April 2018	35,815,794	598	1,402,231	0.28
LME Nickel Futures LN April 2018 contracts, expiring April 2018	35,062,350	495	2,888,310	0.58
LME Tin Futures LT May 2018 contracts, expiring May 2018	36,803,605	377	902,050	0.18
LME Lead Futures LL August 2018 contracts, expiring August 2018	35,868,369	567	(482,358)	(0.10)
LME Zinc Futures LX August 2018 contracts, expiring August 2018	35,569,000	436	279,657	0.05
ICE Gas Oil Futures QS December 2018 contracts, expiring December 2018	33,607,075	612	986,225	0.20
	325,375,886	4,905	13,592,442	2.71
United States Contracts
CME Live Cattle Futures LC February 2018 contracts, expiring February 2018	35,304,070	726	(5,950)	0.00 *
COMEX Copper Futures HG March 2018 contracts, expiring March 2018	33,763,700	430	1,716,675	0.34
NYMEX Natural Gas Futures NG April 2018 contracts, expiring March 2018	36,539,670	1,368	1,066,650	0.21
CME Feeder Cattle Futures FC March 2018 contracts, expiring March 2018	35,426,138	499	171,275	0.03
LME Aluminum Futures LA April 2018 contracts, expiring April 2018	36,208,836	643	315,455	0.06
ICE Sugar #11 Futures SB May 2018 contracts, expiring April 2018	36,330,022	2,151	(145,040)	(0.03)
NYMEX Heating Oil Futures HO June 2018 contracts, expiring May 2018	31,096,531	426	4,297,423	0.86
CBOT Wheat Futures W July 2018 contracts, expiring July 2018	38,725,288	1,573	(3,077,175)	(0.61)
COMEX Gold Futures GC August 2018 contracts, expiring August 2018	34,939,800	271	924,340	0.19
	318,334,055	8,087	5,263,653	1.05
Open Futures Contracts - Short**
Foreign Contracts
LME Zinc Futures LX January 2018 contracts, expiring January 2018	(36,749,919)	446	(438,284)	(0.09)
LME Aluminum Futures LA February 2018 contracts, expiring February 2018	(43,373,100)	840	(4,234,182)	(0.84)
LME Nickel Futures LN April 2018 contracts, expiring April 2018	(31,247,256)	495	(6,706,684)	(1.34)
LME Lead Futures LL April 2018 contracts, expiring April 2018	(36,661,056)	598	(560,927)	(0.11)
LME Tin Futures LT May 2018 contracts, expiring May 2018	(1,458,475)	15	(43,048)	(0.01)
	(149,489,806)	2,394	(11,983,125)	(2.39)
Total Open Futures Contracts***	$494,220,135	15,386	$6,872,970	1.37

United States Commodity Index Funds Trust Schedule of Investments (Continued) At December 31, 2017

United States Commodity Index Fund
	Principal Amount	Market Value	% of Capital
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
1.12%, 1/04/2018	$30,000,000	$29,997,213	5.98
1.11%, 1/11/2018	5,000,000	4,998,465	1.00
1.10%, 1/18/2018	10,000,000	9,994,853	1.99
1.12%, 1/25/2018	25,000,000	24,981,417	4.98
0.83%, 2/01/2018	10,000,000	9,992,896	1.99
1.12%, 2/15/2018	5,000,000	4,993,063	1.00
1.06%, 3/01/2018	12,000,000	11,979,399	2.39
1.14%, 3/08/2018	12,000,000	11,975,085	2.39
1.16%, 3/22/2018	10,000,000	9,974,444	1.99
1.07%, 3/29/2018	15,000,000	14,961,672	2.99
1.19%, 4/05/2018	4,000,000	3,987,623	0.80
1.22%, 4/12/2018	10,000,000	9,965,913	1.99
1.23%, 4/19/2018	15,000,000	14,945,212	2.98
1.16%, 4/26/2018	40,000,000	39,853,135	7.95
1.27%, 5/03/2018	20,000,000	19,914,600	3.97
1.32%, 5/10/2018	20,000,000	19,906,117	3.97
1.37%, 5/17/2018	10,000,000	9,948,717	1.99
1.27%, 5/24/2018	25,000,000	24,875,074	4.96
1.43%, 5/31/2018	20,000,000	19,881,667	3.97
1.43%, 6/07/2018	10,000,000	9,938,072	1.98
1.46%, 6/14/2018	10,000,000	9,934,172	1.98
1.27%, 6/21/2018	20,000,000	19,880,181	3.97
1.50%, 6/28/2018	25,000,000	24,815,819	4.95
Total Treasury Obligations		361,694,809	72.16

United States - Money Market Funds
Fidelity Investments Money Market Funds - Government Portfolio	3,000,000	3,000,000	0.60
Goldman Sachs Financial Square Funds - Government Fund - Class FS	3,000,000	3,000,000	0.60
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	3,000,000	3,000,000	0.60
Total Money Market Funds		9,000,000	1.80
Total Cash Equivalents		$370,694,809	73.96

Short-Term Investments
United States Treasury Obligations
U.S. Treasury Bills:
1.35%, 7/19/2018	$15,000,000	$14,889,527	2.97
1.21%, 8/16/2018	16,000,000	15,879,280	3.17
1.32%, 9/13/2018	12,000,000	11,889,358	2.37
1.40%, 10/11/2018	15,000,000	14,837,491	2.96
1.54%, 11/08/2018	6,000,000	5,921,213	1.18
1.69%, 12/06/2018	8,000,000	7,874,900	1.57
Total Treasury Obligations		71,291,769	14.22
Total Short-Term Investments		$71,291,769	14.22

*	Represents less than 0.005%.
**	All short contracts are offset by the same number of Futures Contracts in the corresponding long positions in Futures Contracts and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDCI).
***	Collateral amounted to $32,608,929 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust Schedule of Investments At December 31, 2018

United States Copper Index Fund
	Notional Amount	Number of Contracts	Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
United States Contracts
COMEX Copper Futures HG March 2019 contracts, expiring March 2019*	$12,348,325	174	$(903,475)	(7.85)

		Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
1.76%, 1/03/2019		$300,000	$299,971	2.61
2.11%, 1/10/2019		700,000	699,634	6.08
2.13%, 1/17/2019		500,000	499,531	4.34
2.15%, 1/24/2019		700,000	699,050	6.08
2.14%, 1/31/2019		200,000	199,647	1.74
2.25%, 2/07/2019		400,000	399,083	3.47
2.24%, 2/14/2019		300,000	299,185	2.60
2.29%, 2/21/2019		350,000	348,872	3.03
2.01%, 2/28/2019		100,000	99,682	0.87
2.34%, 3/07/2019		350,000	348,537	3.03
2.35%, 3/21/2019		400,000	397,946	3.46
2.19%, 3/28/2019		500,000	497,432	4.32
2.40%, 4/04/2019		500,000	496,931	4.32
2.43%, 4/11/2019		500,000	496,660	4.32
2.44%, 4/18/2019		500,000	496,404	4.31
2.36%, 4/25/2019		450,000	446,688	3.88
2.46%, 5/02/2019		100,000	99,185	0.86
2.47%, 5/09/2019		500,000	495,671	4.31
2.45%, 5/23/2019		600,000	594,262	5.17
2.49%, 6/20/2019		200,000	197,677	1.72
2.49%, 6/27/2019		400,000	395,162	3.43
Total Treasury Obligations			8,507,210	73.95

United States - Money Market Funds
Goldman Sachs Financial Square Funds - Government Fund - Class FS		620,000	620,000	5.39
Morgan Stanley Institutional Liquidity Funds - Government Portfolio		235,000	235,000	2.04
Total Money Market Funds			855,000	7.43
Total Cash Equivalents			$9,362,210	81.38

Short-Term Investment
United States Treasury Obligation
U.S. Treasury Bill, 2.59%, 8/15/2019		$300,000	$295,216	2.57

*	Collateral amounted to $1,362,458 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust Schedule of Investments At December 31, 2017

United States Copper Index Fund
	Notional Amount	Number of Contracts	Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
United States Contracts
COMEX Copper Futures HG May 2018 contracts, expiring May 2018*	$11,797,938	153	$881,938	6.98

		Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.92%, 1/04/2018		$250,000	$249,981	1.98
1.12%, 1/25/2018		100,000	99,926	0.79
0.82%, 2/01/2018		200,000	199,860	1.58
1.13%, 2/08/2018		100,000	99,881	0.79
1.12%, 2/15/2018		250,000	249,653	1.98
1.02%, 3/01/2018		500,000	499,174	3.95
1.14%, 3/15/2018		300,000	299,313	2.37
1.16%, 3/22/2018		500,000	498,722	3.95
1.02%, 3/29/2018		250,000	249,390	1.98
1.19%, 4/05/2018		200,000	199,381	1.58
1.22%, 4/12/2018		200,000	199,318	1.58
1.23%, 4/19/2018		300,000	298,904	2.37
1.15%, 4/26/2018		400,000	398,540	3.16
1.27%, 5/03/2018		100,000	99,573	0.79
1.37%, 5/17/2018		500,000	497,436	3.94
1.28%, 5/24/2018		300,000	298,485	2.36
1.43%, 5/31/2018		300,000	298,225	2.36
1.43%, 6/07/2018		300,000	298,142	2.36
1.46%, 6/14/2018		500,000	496,709	3.93
1.42%, 6/21/2018		400,000	397,331	3.15
1.50%, 6/28/2018		500,000	496,316	3.93
Total Treasury Obligations			6,424,260	50.88

United States - Money Market Funds
Fidelity Investments Money Market Funds - Government Portfolio		330,000	330,000	2.61
Goldman Sachs Financial Square Funds - Government Fund - Class FS		330,000	330,000	2.61
Morgan Stanley Institutional Liquidity Funds - Government Portfolio		330,000	330,000	2.61
Total Money Market Funds			990,000	7.83
Total Cash Equivalents			$7,414,260	58.71

Short-Term Investments
United States Treasury Obligations
U.S. Treasury Bills:
1.36%, 7/19/2018		$400,000	$397,016	3.14
1.44%, 8/16/2018		400,000	396,419	3.14
1.32%, 9/13/2018		300,000	297,230	2.35
1.39%, 10/11/2018		300,000	296,771	2.35
1.58%, 11/08/2018		400,000	394,614	3.12
1.68%, 12/06/2018		400,000	393,757	3.12
Total Treasury Obligations			2,175,807	17.22
Total Short-Term Investments			$2,175,807	17.22

*	Collateral amounted to $798,079 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust Schedule of Investments At December 31, 2017

United States Agriculture Index Fund
	Notional Amount	Number of Contracts	Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
Foreign Contracts
ICE-Canola Futures RS March 2018 contracts, expiring March 2018	$87,058	11	$(1,314)	(0.07)

United States Contracts
CME Live Cattle Futures LC February 2018 contracts, expiring February 2018	192,810	4	1,670	0.10
ICE Cotton #2 Futures CT March 2018 contracts, expiring March 2018	136,540	4	20,720	1.18
CBOT Wheat Futures W March 2018 contracts, expiring March 2018	182,513	8	(11,713)	(0.67)
ICE Cocoa Futures CC March 2018 contracts, expiring March 2018	80,070	4	(4,390)	(0.25)
KCBT Hard Red Winter Wheat Futures KW March 2018 contracts, expiring March 2018	43,112	2	(387)	(0.02)
CME Feeder Cattle Futures FC March 2018 contracts, expiring March 2018	71,125	1	213	0.01
CME Lean Hogs Futures LH April 2018 contracts, expiring April 2018	149,360	5	1,940	0.11
ICE Sugar #11 Futures SB May 2018 contracts, expiring April 2018	198,005	12	3,864	0.22
CBOT Soybean Meal Futures SM July 2018 contracts, expiring July 2018	67,160	2	(2,460)	(0.14)
CBOT Soybean Oil Futures BO July 2018 contracts, expiring July 2018	21,252	1	(1,080)	(0.06)
ICE Coffee-C Futures KC July 2018 contracts, expiring July 2018	149,756	3	(2,438)	(0.14)
CBOT Soybean Futures S November 2018 contracts, expiring November 2018	196,988	4	(1,838)	(0.11)
CBOT Corn Futures C December 2018 contracts, expiring December 2018	176,712	9	(3,912)	(0.22)
	1,665,403	59	189	0.01
Total Open Futures Contracts*	$1,752,461	70	$(1,125)	(0.06)

United States Commodity Index Funds Trust Schedule of Investments (Continued) At December 31, 2017

United States Agriculture Index Fund

	Principal Amount	Market Value	% of Capital
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
1.12%, 1/04/2018	$100,000	$99,991	5.71
1.11%, 1/11/2018	100,000	99,969	5.71
1.12%, 2/01/2018	100,000	99,904	5.71
1.12%, 2/15/2018	250,000	249,653	14.26
1.14%, 3/08/2018	50,000	49,896	2.85
1.16%, 3/22/2018	50,000	49,872	2.85
1.19%, 4/05/2018	100,000	99,691	5.69
1.27%, 5/03/2018	50,000	49,786	2.84
1.37%, 5/17/2018	50,000	49,744	2.84
1.43%, 5/24/2018	50,000	49,719	2.84
1.43%, 5/31/2018	50,000	49,704	2.84
1.49%, 6/21/2018	50,000	49,648	2.84
1.50%, 6/28/2018	50,000	49,632	2.83
Total Treasury Obligations		1,047,209	59.81

United States - Money Market Funds
Fidelity Investments Money Market Funds - Government Portfolio	100,000	100,000	5.71
Goldman Sachs Financial Square Funds - Government Fund - Class FS	100,000	100,000	5.71
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	100,000	100,000	5.71
Total Money Market Funds		300,000	17.13
Total Cash Equivalents		$1,347,209	76.94

Short-Term Investments
United States Treasury Obligations
U.S. Treasury Bills:
1.33%, 7/19/2018	$50,000	$49,635	2.83
1.44%, 8/16/2018	50,000	49,551	2.83
1.51%, 9/13/2018	50,000	49,471	2.83
1.67%, 10/11/2018	50,000	49,353	2.82
1.58%, 11/08/2018	50,000	49,326	2.82
1.70%, 12/06/2018	50,000	49,214	2.81
Total Treasury Obligations		296,550	16.94
Total Short-Term Investments		$296,550	16.94

* Collateral amounted to $159,372 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Operations
For the years ended December 31, 2018, 2017 and 2016

United States Commodity Index Fund
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$(54,710,680)	$22,989,718	$(22,063,913)
Change in unrealized gain (loss) on open positions	(21,360,954)	4,817,510	10,637,687
Dividend income	409,565	—	—
Interest income*	9,827,503	4,017,753	1,984,573
ETF transaction fees	26,600	15,750	17,500

Total income (loss)	(65,807,966)	31,840,731	(9,424,153)

Expenses
Management fees (Note 4)	4,645,618	4,126,513	4,810,916
Professional fees	685,742	626,130	553,904
Brokerage commissions	539,884	527,610	776,649
Directors’ fees and insurance	91,761	69,558	74,029

Total expenses	5,963,005	5,349,811	6,215,498

Net income (loss)	$(71,770,971)	$26,490,920	$(15,639,651)
Net income (loss) per share	$(4.99)	$2.46	$(0.50)
Net income (loss) per weighted average share	$(5.21)	$2.04	$(1.07)
Weighted average shares outstanding	13,764,384	12,996,575	14,559,973

* Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Operations
For the years ended December 31, 2018, 2017 and 2016

United States Copper Index Fund
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$(1,318,188)	$1,468,825	$(19,600)
Change in unrealized gain (loss) on open positions	(1,785,413)	793,363	269,200
Realized gain (loss) on short-term investments	—	(23)	—
Dividend income	13,343	—	—
Interest income*	187,804	80,677	9,625
ETF transaction fees	4,550	4,550	1,400

Total income (loss)	(2,897,904)	2,347,392	260,625

Expenses
Management fees (Note 4)	76,916	67,217	19,170
Professional fees	61,767	48,451	78,043
Brokerage commissions	5,181	5,461	1,628
Directors’ fees and insurance	2,100	1,823	392

Total expenses	145,964	122,952	99,233

Expense waiver (Note 4)	(51,300)	(40,153)	(75,640)

Net expenses	94,664	82,799	23,593

Net income (loss)	$(2,992,568)	$2,264,593	$237,032
Net income (loss) per share	$(4.61)	$4.69	$2.12
Net income (loss) per weighted average share	$(4.70)	$3.92	$1.18
Weighted average shares outstanding	636,986	577,397	200,546

* Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Operations
For the years ended December 31, 2018, 2017 and 2016

United States Agriculture Index Fund
	Year ended December 31, 2018 (In Liquidation)*	Year ended December 31, 2017	Year ended December 31, 2016
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$(181,039)	$(238,006)	$26,386
Change in unrealized gain (loss) on open positions	1,125	88,575	(95,857)
Realized gain (loss) on foreign currency transactions	51	(31)	(113)
Realized gain (loss) on short-term investments	(286)	—	—
Change in unrealized gain (loss) on foreign currency translations	(13)	612	504
Dividend income	2,777	—	—
Interest income**	15,456	13,898	6,205

Total income (loss)	(161,929)	(134,952)	(62,875)

Expenses
Management fees (Note 4)	7,617	12,013	12,901
Professional fees	26,145	45,273	72,711
Brokerage commissions	1,498	1,923	2,150
Directors’ fees and insurance	917	1,144	301

Total expenses	36,177	60,353	88,063

Expense waiver (Note 4)	(26,584)	(45,533)	(72,173)

Net expenses	9,593	14,820	15,890

Net income (loss)	$(171,522)	$(149,772)	$(78,765)
Net income (loss) per share	$(1.72)	$(1.50)	$(0.79)
Net income (loss) per weighted average share	$(1.72)	$(1.50)	$(0.79)
Weighted average shares outstanding	100,000	100,000	100,000

* USAG ceased trading on the NYSE Arca on September 7, 2018 and the Fund’s liquidation date was September 12, 2018.

** Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statement of Operations
For the period ended December 31, 2018*

USCF Canadian Crude Oil Index Fund

Period ended December 31, 2018*
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$—
Change in unrealized gain (loss) on open positions	—
Realized gain (loss) on foreign currency transactions	—
Change in unrealized gain (loss) on foreign currency translations	—
Interest income	—

Total income (loss)	—

Expenses
Management fees (Note 4)	—
Professional fees	—
Brokerage commissions	—
Directors’ fees and insurance	—

Total expenses	—

Expense waiver (Note 4)	—

Net expenses	—

Net income (loss)	$—
Net income (loss) per share	$—
Net income (loss) per weighted average share	$—
Weighted average shares outstanding	—

* The Sponsor contributed $1,000 on March 31, 2018. UCCO was in registration and had not commenced operations. The Fund filed to withdraw from registration on December 19, 2018.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Operations
For the years ended December 31, 2018, 2017 and 2016

United States Commodity Index Funds Trust

	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$(56,209,907)	$24,220,537	$(22,057,127)
Change in unrealized gain (loss) on open positions	(23,145,242)	5,699,448	10,811,030
Realized gain (loss) on foreign currency transactions	51	(31)	(113)
Realized gain (loss) on short-term investments	(286)	(23)	—
Change in unrealized gain (loss) on foreign currency translations	(13)	612	504
Dividend income	425,685	—	—
Interest income*	10,030,763	4,112,328	2,000,403
ETF transaction fees	31,150	20,300	18,900

Total income (loss)	(68,867,799)	34,053,171	(9,226,403)

Expenses
Management fees (Note 4)	4,730,151	4,205,743	4,842,987
Professional fees	773,654	719,854	704,658
Brokerage commissions	546,563	534,994	780,427
Directors’ fees and insurance	94,778	72,525	74,722

Total expenses	6,145,146	5,533,116	6,402,794

Expense waiver (Note 4)	(77,884)	(85,686)	(147,813)

Net expenses	6,067,262	5,447,430	6,254,981

Net income (loss)	$(74,935,061)	$28,605,741	$(15,481,384)

* Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Changes in Capital
For the years ended December 31, 2018, 2017 and 2016

United States Commodity Index Fund
	Sponsor	Shareholders	Total
Balances, at December 31, 2015	$—	$520,635,970	$520,635,970
Additions	—	207,139,996	207,139,996
Redemptions	—	(75,843,491)	(75,843,491)
Net income (loss)	—	(15,639,651)	(15,639,651)
Balances, at December 31, 2016	—	636,292,824	636,292,824
Additions	—	49,804,005	49,804,005
Redemptions	—	(211,345,839)	(211,345,839)
Net income (loss)	—	26,490,920	26,490,920
Balances, at December 31, 2017	—	501,241,910	501,241,910
Additions	—	183,685,233	183,685,233
Redemptions	—	(150,113,664)	(150,113,664)
Net income (loss)	—	(71,770,971)	(71,770,971)
Balances, at December 31, 2018	$—	$463,042,508	$463,042,508

Statements of Changes in Shares Outstanding
For the years ended December 31, 2018, 2017 and 2016

	Sponsor	Shareholders	Total
Shares Outstanding, at December 31, 2015	—	12,850,000	12,850,000
Additions	—	4,900,000	4,900,000
Redemptions	—	(1,850,000)	(1,850,000)
Shares Outstanding, at December 31, 2016	—	15,900,000	15,900,000
Additions	—	1,250,000	1,250,000
Redemptions	—	(5,350,000)	(5,350,000)
Shares Outstanding, at December 31, 2017	—	11,800,000	11,800,000
Additions	—	4,250,000	4,250,000
Redemptions	—	(3,700,000)	(3,700,000)
Shares Outstanding, at December 31, 2018	—	12,350,000	12,350,000

Net Asset Value Per Share:
At December 31, 2015			$40.52
At December 31, 2016			$40.02
At December 31, 2017			$42.48
At December 31, 2018			$37.49

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Changes in Capital
For the years ended December 31, 2018, 2017 and 2016

United States Copper Index Fund
	Sponsor	Shareholders	Total
Balances, at December 31, 2015	$—	$2,135,390	$2,135,390
Additions	—	3,352,232	3,352,232
Net income (loss)	—	237,032	237,032
Balances, at December 31, 2016	—	5,724,654	5,724,654
Additions	—	12,667,909	12,667,909
Redemptions	—	(8,027,253)	(8,027,253)
Net income (loss)	—	2,264,593	2,264,593
Balances, at December 31, 2017	—	12,629,903	12,629,903
Additions	—	8,406,522	8,406,522
Redemptions	—	(6,538,962)	(6,538,962)
Net income (loss)	—	(2,992,568)	(2,992,568)
Balances, at December 31, 2018	$—	$11,504,895	$11,504,895

Statements of Changes in Shares Outstanding
For the years ended December 31, 2018, 2017 and 2016

	Sponsor	Shareholders	Total
Shares Outstanding, at December 31, 2015	—	150,000	150,000
Additions	—	200,000	200,000
Redemptions	—	—	—
Shares Outstanding, at December 31, 2016	—	350,000	350,000
Additions	—	700,000	700,000
Redemptions	—	(450,000)	(450,000)
Shares Outstanding, at December 31, 2017	—	600,000	600,000
Additions	—	450,000	450,000
Redemptions	—	(350,000)	(350,000)
Shares Outstanding, at December 31, 2018	—	700,000	700,000

Net Asset Value Per Share:
At December 31, 2015			$14.24
At December 31, 2016			$16.36
At December 31, 2017			$21.05
At December 31, 2018			$16.44

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Changes in Capital
For the years ended December 31, 2018, 2017 and 2016 (In Liquidation)*

United States Agriculture Index Fund
	Sponsor	Shareholders	Total
Balances, at December 31, 2015	$—	$1,979,520	$1,979,520
Net income (loss)	—	(78,765)	(78,765)
Balances, at December 31, 2016	—	1,900,755	1,900,755
Net income (loss)	—	(149,772)	(149,772)
Balances, at December 31, 2017	—	1,750,983	1,750,983
Redemptions	—	(1,579,461)	(1,579,461)
Net income (loss)	—	(171,522)	(171,522)
Balances, at December 31, 2018*	$—	$—	$—

Statements of Changes in Shares Outstanding
For the years ended December 31, 2018, 2017 and 2016 (In Liquidation)*

	Sponsor	Shareholders	Total
Shares Outstanding, at December 31, 2015	—	100,000	100,000
Additions	—	—	—
Redemptions	—	—	—
Shares Outstanding, at December 31, 2016	—	100,000	100,000
Additions	—	—	—
Redemptions	—	—	—
Shares Outstanding, at December 31, 2017	—	100,000	100,000
Additions	—	—	—
Redemptions	—	(100,000)	(100,000)
Shares Outstanding, at December 31, 2018*	—	—	—

Net Asset Value Per Share:
At December 31, 2015			$19.80
At December 31, 2016			$19.01
At December 31, 2017			$17.51
At December 31, 2018			$—

* USAG ceased trading on the NYSE Arca on September 7, 2018 and the Fund’s liquidation date was September 12, 2018.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statement of Changes in Capital
For the period ended December 31, 2018*

USCF Canadian Crude Oil Index Fund
	Sponsor	Shareholders	Total

Balances, at March 31, 2018*	$—	$—	$—
Additions	1,000	—	1,000
Redemptions	(1,000)	—	(1,000)
Net income (loss)	—	—	—

Balances, at December 31, 2018	$—	$—	$—

* The Sponsor contributed $1,000 on March 31, 2018. UCCO was in registration and had not commenced operations. The Fund filed to withdraw from registration on December 19, 2018.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Changes in Capital
For the years ended December 31, 2018, 2017 and 2016

United States Commodity Index Funds Trust
	Sponsor	Shareholders	Total

Balances, at December 31, 2015	$—	$524,750,880	$524,750,880
Additions	—	210,492,228	210,492,228
Redemptions	—	(75,843,491)	(75,843,491)
Net income (loss)	—	(15,481,384)	(15,481,384)

Balances, at December 31, 2016	—	643,918,233	643,918,233
Additions	—	62,471,914	62,471,914
Redemptions	—	(219,373,092)	(219,373,092)
Net income (loss)	—	28,605,741	28,605,741

Balances, at December 31, 2017	—	515,622,796	515,622,796
Additions	1,000	192,091,755	192,092,755
Redemptions	(1,000)	(158,232,087)	(158,233,087)
Net income (loss)	—	(74,935,061)	(74,935,061)

Balances, at December 31, 2018	$—	$474,547,403	$474,547,403

Statements of Changes in Shares Outstanding
For the years ended December 31, 2018, 2017 and 2016

	Sponsor	Shareholders	Total
Shares Outstanding, at December 31, 2015	—	13,100,000	13,100,000
Additions	—	5,100,000	5,100,000
Redemptions	—	(1,850,000)	(1,850,000)
Shares Outstanding, at December 31, 2016	—	16,350,000	16,350,000
Additions	—	1,950,000	1,950,000
Redemptions	—	(5,800,000)	(5,800,000)
Shares Outstanding, at December 31, 2017	—	12,500,000	12,500,000
Additions	—	4,700,000	4,700,000
Redemptions	—	(4,150,000)	(4,150,000)
Shares Outstanding, at December 31, 2018	—	13,050,000	13,050,000

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Cash Flows
For the years ended December 31, 2018, 2017 and 2016

United States Commodity Index Fund
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Cash Flows from Operating Activities:
Net income (loss)	$(71,770,971)	$26,490,920	$(15,639,651)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in short-term investments	71,291,769	(71,291,769)	—
Unrealized (gain) loss on open futures contracts	21,360,954	(4,817,510)	(10,637,687)
(Increase) decrease in dividends receivable	(9,983)	—	—
(Increase) decrease in interest receivable	9,374	(12,337)	—
(Increase) decrease in directors’ fees and insurance receivable	(22,319)	—	6,190
(Increase) decrease in ETF transaction fees receivable	350	—	(350)
Increase (decrease) in management fees payable	41,641	(119,158)	85,619
Increase (decrease) in professional fees payable	64,879	(20,651)	(133,821)
Increase (decrease) in brokerage commissions payable	—	(10,710)	11,200
Increase (decrease) in directors’ fees and insurance payable	(5,496)	(668)	6,164
Net cash provided by (used in) operating activities	20,960,198	(49,781,883)	(26,302,336)

Cash Flows from Financing Activities:
Addition of shares	183,685,233	49,804,005	207,139,996
Redemption of shares	(152,234,093)	(215,240,793)	(69,828,108)
Net cash provided by (used in) financing activities	31,451,140	(165,436,788)	137,311,888

Net Increase (Decrease) in Cash and Cash Equivalents	52,411,338	(215,218,671)	111,009,552

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of year	426,097,875	641,316,546	530,306,994
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of year	$478,509,213	$426,097,875	$641,316,546

Components of Cash and Cash Equivalents:
Cash and Cash Equivalents	$427,657,030	$393,488,946	$601,266,026
Equity in Trading Accounts:
Cash and Cash Equivalents	50,852,183	32,608,929	40,050,520
Total Cash, Cash Equivalents and Equity in Trading Accounts	$478,509,213	$426,097,875	$641,316,546

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Cash Flows
For the years ended December 31, 2018, 2017 and 2016

United States Copper Index Fund
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Cash Flows from Operating Activities:
Net income (loss)	$(2,992,568)	$2,264,593	$237,032
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in short-term investments	1,880,591	(2,175,807)	—
Unrealized (gain) loss on open futures contracts	1,785,413	(793,363)	(269,200)
(Increase) decrease in receivable from Sponsor	(11,146)	35,487	(16,039)
(Increase) decrease in dividends receivable	(1,356)	—	—
(Increase) decrease in interest receivable	916	(1,137)	—
(Increase) decrease in directors’ fees and insurance receivable	35	(35)	32
(Increase) decrease in ETF transaction fees receivable	350	(350)	—
Increase (decrease) in payable due to Broker	(442,429)	442,429	—
Increase (decrease) in management fees payable	831	2,244	1,882
Increase (decrease) in professional fees payable	884	(28,380)	30,138
Increase (decrease) in directors’ fees and insurance payable	53	(47)	47
Net cash provided by (used in) operating activities	221,574	(254,366)	(16,108)

Cash Flows from Financing Activities:
Addition of shares	10,511,457	10,562,974	3,352,232
Redemption of shares	(6,538,962)	(8,027,253)	—
Net cash provided by (used in) financing activities	3,972,495	2,535,721	3,352,232

Net Increase (Decrease) in Cash and Cash Equivalents	4,194,069	2,281,355	3,336,124

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of year	7,922,175	5,640,820	2,304,696
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of year	$12,116,244	$7,922,175	$5,640,820

Components of Cash and Cash Equivalents:
Cash and Cash Equivalents	$10,753,786	$7,124,096	$5,387,655
Equity in Trading Accounts:
Cash and Cash Equivalents	1,362,458	798,079	253,165
Total Cash, Cash Equivalents and Equity in Trading Accounts	$12,116,244	$7,922,175	$5,640,820

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Cash Flows
For the years ended December 31, 2018, 2017 and 2016

United States Agriculture Index Fund
	Year ended December 31, 2018 (In Liquidation)*	Year ended December 31, 2017	Year ended December 31, 2016
Cash Flows from Operating Activities:
Net income (loss)	$(171,522)	$(149,772)	$(78,765)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in short-term investments	296,550	(296,550)	—
Unrealized (gain) loss on open futures contracts	(1,125)	(88,575)	95,856
(Increase) decrease in receivable from Sponsor	45,533	26,640	(15,849)
(Increase) decrease in interest receivable	269	(269)	46
(Increase) decrease in directors’ fees and insurance receivable	183	(183)	—
Increase (decrease) in management fees payable	(2,032)	(97)	(42)
Increase (decrease) in professional fees payable	(44,877)	(24,518)	28,414
Increase (decrease) in directors’ fees and insurance payable	—	(15)	(49)
Net cash provided by (used in) operating activities	122,979	(533,339)	29,611

Cash Flows from Financing Activities:
Addition of shares	—	—	—
Redemption of shares	(1,579,461)	—	—
Net cash provided by (used in) financing activities	(1,579,461)	—	—

Net Increase (Decrease) in Cash and Cash Equivalents	(1,456,482)	(533,339)	29,611

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of year	1,456,482	1,989,821	1,960,210
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of year	$—	$1,456,482	$1,989,821

Components of Cash and Cash Equivalents:
Cash and Cash Equivalents	$—	$1,297,110	$1,781,515
Equity in Trading Accounts:
Cash and Cash Equivalents	—	159,372	208,306
Total Cash, Cash Equivalents and Equity in Trading Accounts	$—	$1,456,482	$1,989,821

* USAG ceased trading on the NYSE Arca on September 7, 2018 and the Fund’s liquidation date was September 12, 2018.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statement of Cash Flows
For the period ended December 31, 2018*

USCF Canadian Crude Oil Index Fund
Period ended December 31, 2018*
Cash Flows from Financing Activities:
Addition of shares	$1,000
Redemption of shares	(1,000)
Net cash provided by (used in) financing activities	—

Net Increase (Decrease) in Cash and Cash Equivalents	—

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of period	—
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of period	$—

Components of Cash and Cash Equivalents:
Cash and Cash Equivalents	$—
Equity in Trading Accounts:
Cash and Cash Equivalents	—
Total Cash, Cash Equivalents and Equity in Trading Accounts	$—

* The Sponsor contributed $1,000 on March 31, 2018. UCCO was in registration and had not commenced operations. The Fund filed to withdraw from registration on December 19, 2018.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Cash Flows
For the years ended December 31, 2018, 2017 and 2016

United States Commodity Index Funds Trust
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Cash Flows from Operating Activities:
Net income (loss)	$(74,935,061)	$28,605,741	$(15,481,384)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in short-term investments	73,468,910	(73,764,126)	—
Unrealized (gain) loss on open futures contracts	23,145,242	(5,699,448)	(10,811,031)
(Increase) decrease in receivable from Sponsor	34,387	62,127	(31,888)
(Increase) decrease in dividends receivable	(11,339)	—	—
(Increase) decrease in interest receivable	10,559	(13,743)	46
(Increase) decrease in directors’ fees and insurance receivable	(22,101)	(218)	6,222
(Increase) decrease in ETF transaction fees receivable	700	(350)	(350)
Increase (decrease) in payable due to Broker	(442,429)	442,429	—
Increase (decrease) in management fees payable	40,440	(117,011)	87,459
Increase (decrease) in professional fees payable	20,886	(73,549)	(75,269)
Increase (decrease) in brokerage commissions payable	—	(10,710)	11,200
Increase (decrease) in directors’ fees and insurance payable	(5,443)	(730)	6,162
Net cash provided by (used in) operating activities	21,304,751	(50,569,588)	(26,288,833)

Cash Flows from Financing Activities:
Addition of shares	194,197,690	60,366,979	210,492,228
Redemption of shares	(160,353,516)	(223,268,046)	(69,828,108)
Net cash provided by (used in) financing activities	33,844,174	(162,901,067)	140,664,120

Net Increase (Decrease) in Cash and Cash Equivalents	55,148,925	(213,470,655)	114,375,287

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of year	435,476,532	648,947,187	534,571,900
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of year	$490,625,457	$435,476,532	$648,947,187

Components of Cash and Cash Equivalents:
Cash and Cash Equivalents	$438,410,816	$401,910,152	$608,435,196
Equity in Trading Accounts:
Cash and Cash Equivalents	52,214,641	33,566,380	40,511,991
Total Cash, Cash Equivalents and Equity in Trading Accounts	$490,625,457	$435,476,532	$648,947,187

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Notes to Financial Statements

For the years ended December 31, 2018, 2017 and 2016

NOTE 1 - ORGANIZATION AND BUSINESS

The United States Commodity Index Funds Trust (the “Trust”) was organized as a Delaware statutory trust on December 21, 2009. The Trust is a series trust formed pursuant to the Delaware Statutory Trust Act and includes the United States Commodity Index Fund (“USCI”), a commodity pool formed on April 1, 2010 and first made available to the public on August 10, 2010, the United States Copper Index Fund (“CPER”), a commodity pool formed on November 26, 2010 and first made available to the public on November 15, 2011, and the United States Agriculture Index Fund (“USAG”), a commodity pool formed on November 26, 2010 and first made available to the public on April 13, 2012. In addition, a fourth series of the Trust, the USCF Canadian Crude Oil Index Fund (“UCCO”) was formed on June 1, 2016. UCCO was in registration and had not commenced operations as of the filing of this annual report on Form 10-K. UCCO filed to withdraw from registration on December 19, 2018.

USCI and CPER each issue shares (“shares”) that may be purchased and sold on the NYSE Arca, Inc. (“NYSE Arca”), and, until September 6, 2018, USAG issued shares that were purchased and sold on NYSE Arca. USCI, CPER, and USAG are collectively referred to herein as the “Trust Series.” The Trust, and each of its series operates pursuant to the Fourth Amended and Restated Declaration of Trust and Trust Agreement dated as of December 15, 2017 (the “Trust Agreement”). United States Commodity Funds LLC (“USCF”) is the sponsor of the Trust and each of its series and is also responsible for the management of the Trust and the Trust Series. For purposes of the financial statement presentation, unless specified otherwise, all references will be to the Trust Series.

On August 7, 2018, the Board of Directors of USCF determined that USAG could not continue its business and operations in an economically efficient manner due to USAG’s inability to attract sufficient assets, thereby hindering its ability to operate efficiently. On that date, the Board of Directors of USCF also authorized and approved the closing and liquidation of USAG together with a plan of liquidation for USAG. The Trust filed a current report on Form 8-K dated August 8, 2018 with the SEC that included, as an exhibit a press release and the USAG plan of liquidation. USAG also filed a prospectus supplement with the SEC dated August 8, 2018.

On September 6, 2018, USAG began the process of liquidating its portfolio. As a of the close of regular trading on the NYSE Arca on September 6, 2018, USAG ceased accepting orders for Creation Baskets and Redemption Baskets from authorized participants. Trading in the shares of USAG on the NYSE Arca was suspended prior to the open of the market on September 7, 2018. On September 7, 2018, the Trust, on behalf of USAG, filed a post-effective amendment to the registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to terminate the offering of registered and unsold shares of USAG and, thereafter, the NYSE Arca filed a Form 25 to effect the withdrawal of the listings for USAG’s shares. The liquidation date for USAG was September 12, 2018 and the proceeds of the liquidation were sent to all remaining shareholders of USAG on or about September 13, 2018.

For U.S. federal income tax purposes, these distributions to shareholders were treated as liquidating distributions and shareholders recognized gain or loss based on the difference between the amount of cash received as part of the liquidating distribution and their adjusted basis in their shares (taking into account all allocations of income, gain, loss, or deduction for the year of liquidation). Items of income, gain, loss, or deduction recognized as a result of the liquidation of USAG’s portfolio were allocated for U.S. federal tax purposes to the shareholders. Any other items of income, gain, loss, or deduction not attributable to the liquidation of USAG’s portfolio were allocated for U.S. federal income tax purposes in accordance with USAG’s general allocation conventions. For further information concerning the U.S. federal income tax consequences of acquiring, holding, and disposing of shares, please review the section titled “U.S. Federal Income Tax Considerations” in the Prospectus. In addition, shareholders who received such a distribution are encouraged to consult their own tax advisors concerning the impact of the liquidation of USAG in light of their own unique circumstances.

USCF has the power and authority to establish and designate one or more series and to issue shares thereof, from time to time as it deems necessary or desirable. USCF has exclusive power to fix and determine the relative rights and preferences as between the shares of any series as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the series shall have separate voting rights or no voting rights. The term for which the Trust is to exist commenced on the date of the filing of the Certificate of Trust, and the Trust and any Trust Series will exist in perpetuity, unless earlier terminated in accordance with the provisions of the Trust Agreement. Separate and distinct records must be maintained for each Trust Series and the assets associated with a Trust Series must be held in such separate and distinct records (directly or indirectly, including a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets of any other Trust Series. Each Trust Series is separate from all other Trust Series created as series of the Trust in respect of the assets and liabilities allocated to that Trust Series and represents a separate investment portfolio of the Trust.

The sole Trustee of the Trust is Wilmington Trust Company (the “Trustee”), a Delaware banking corporation. The Trustee is unaffiliated with USCF. The Trustee’s duties and liabilities with respect to the offering of shares and the management of the Trust are limited to its express obligations under the Trust Agreement.

USCF is a member of the National Futures Association (the “NFA”) and became a commodity pool operator (“CPO”) registered with the Commodity Futures Trading Commission (the “CFTC”) effective December 1, 2005. The Trust and each Trust Series have a fiscal year ending on December 31.

USCF is also the general partner of the United States Oil Fund, LP (“USO”), the United States Natural Gas Fund, LP (“UNG”), the United States 12 Month Oil Fund, LP (“USL”), the United States Gasoline Fund, LP (“UGA”) and the United States Diesel-Heating Oil Fund, LP (“UHN”), which listed their limited partnership shares on the American Stock Exchange (the “AMEX”) under the ticker symbols “USO” on April 10, 2006, “UNG” on April 18, 2007, “USL” on December 6, 2007, “UGA” on February 26, 2008 and “UHN” on April 9, 2008, respectively. As a result of the acquisition of the AMEX by NYSE Euronext, each of USO’s, UNG’s, USL’s, UGA’s and UHN’s shares commenced trading on the NYSE Arca on November 25, 2008. USCF is also the general partner of the United States Short Oil Fund, LP (“DNO”), the United States 12 Month Natural Gas Fund, LP (“UNL”) and the United States Brent Oil Fund, LP (“BNO”), which listed their limited partnership shares on the NYSE Arca under the ticker symbols “DNO” on September 24, 2009, “UNL” on November 18, 2009 and “BNO” on June 2, 2010, respectively.

On August 7, 2018, the Board of Directors of USCF also authorized and approved the closing and liquidation of DNO and UHN together with a plan of liquidation for each of DNO and UHN. Each of DNO and UHN filed a current report on Form 8-K dated August 8, 2018 with the SEC that included, as an exhibit, the press release, the applicable plan of liquidation, and a copy of the notice of required withdrawal from the limited partnership sent to shareholders. In addition, each of DNO and UHN filed a prospectus supplement with the SEC dated August 8, 2018.

The liquidation date for DNO and UHN was September 12, 2018 and the proceeds of the liquidation were sent to all remaining shareholders of DNO and UHN, respectively, on or about September 13, 2018, with a subsequent distribution of additional liquidation proceeds sent to UHN shareholders on or about September 18, 2018. Each of DNO and UHN also filed a post-effective amendment to the registration statement with the SEC to terminate the offering of registered and unsold shares of DNO and UHN, respectively, and the NYSE Arca filed Forms 25 to effect the withdrawal of the listings for shares of each of DNO and UHN.

In addition, USCF is the sponsor of the USCF Funds Trust, a Delaware statutory trust, and each of its series, the United States 3x Oil Fund (“USOU”) and the United States 3x Short Oil Fund (“USOD”), which commenced operations on July 20, 2017.

All funds listed previously, other than DNO, UHN and USAG, are referred to collectively herein as the “Related Public Funds.”

Effective as of May 1, 2012, each of USCI, CPER and USAG issue shares to certain authorized purchasers (“Authorized Participants”) by offering baskets consisting of 50,000 shares (“Creation Baskets”) through ALPS Distributors, Inc., as the marketing agent (the “Marketing Agent”). Prior to May 1, 2012, each of USCI, CPER and USAG issued shares to Authorized Participants by offering baskets consisting of 100,000 shares through the Marketing Agent. The purchase price for a Creation Basket is based upon the net asset value (“NAV”) of a share calculated shortly after the close of the core trading session on the NYSE Arca on the day the order to create the basket is properly received. As noted above, as of the filing of this annual report on Form 10-K, USAG is no longer issuing shares.

Authorized Participants pay each Trust Series a transaction fee of $350 for each order placed to create one or more Creation Baskets or to redeem one or more baskets (“Redemption Baskets”), consisting of 50,000 shares. Shares may be purchased or sold on a nationally recognized securities exchange in smaller increments than a Creation Basket or Redemption Basket. Shares purchased or sold on a nationally recognized securities exchange are not purchased or sold at the per share NAV of each Trust Series but rather at market prices quoted on such exchange.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification. Each Trust Series is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

The Trust financial statements included its respective series of funds financial statements including UCCO, USCI, CPER and USAG through December 31, 2018.

Revenue Recognition

Commodity futures contracts, forward contracts, physical commodities and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the statements of financial condition and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the year or as of the last date of the financial statements. Changes in the unrealized gains or losses between periods are reflected in the statements of operations. Each Trust Series earns income on funds held at the custodian or a futures commission merchant (“FCM”) at prevailing market rates earned on such investments.

Brokerage Commissions

Brokerage commissions on all open commodity futures contracts are accrued on a full-turn basis.

Income Taxes

The Trust Series are not subject to federal income taxes; each investor reports his/her allocable share of income, gain, loss deductions or credits on his/her own income tax return.

In accordance with U.S. GAAP, each Trust Series is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any tax related appeals or litigation processes, based on the technical merits of the position. Each Trust Series files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states. None of the Trust Series is subject to income tax return examinations by major taxing authorities for years before 2015. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in each Trust Series recording a tax liability that reduces net assets. However, each Trust Series’ conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analysis of and changes to tax laws, regulations and interpretations thereof. Each Trust Series recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income tax fees payable, if assessed. No interest expense or penalties have been recognized as of and for the year ended December 31, 2018 for any Trust Series.

Creations and Redemptions

Effective as of May 1, 2012, Authorized Participants may purchase Creation Baskets or redeem Redemption Baskets for USCI, CPER and USAG only in blocks of 50,000 shares at a price equal to the NAV of the shares calculated shortly after the close of the core trading session on the NYSE Arca on the day the order is placed. As noted above, as of the filing of this Annual Report on Form 10-K, USAG is no longer issuing shares.

Each Trust Series receives or pays the proceeds from shares sold or redeemed within two business days after the trade date of the purchase or redemption. The amounts due from Authorized Participants are reflected in each Trust Series’ statements of financial condition as receivable for shares sold and amounts payable to Authorized Participants upon redemption are reflected as payable for shares redeemed.

Trust Capital and Allocation of Income and Losses

Profit or loss shall be allocated among the shareholders of each Trust Series in proportion to the number of shares each investor holds as of the close of each month. USCF may revise, alter or otherwise modify this method of allocation as described in the Trust Agreement.

Calculation of Per Share NAV

Each Trust Series’ per share NAV is calculated on each NYSE Arca trading day by taking the current market value of its total assets, subtracting any liabilities and dividing that amount by the total number of shares outstanding. Each Trust Series uses the closing prices on the relevant Futures Exchanges (as defined in Note 3 below) of the Applicable Benchmark Component Futures Contracts (as defined in Note 3 below) that at any given time make up the Applicable Index (as defined in Note 3 below) (determined at the earlier of the close of such exchange or 2:30 p.m. New York time) for the contracts traded on the Futures Exchanges, but calculates or determines the value of all other investments of each Trust Series using market quotations, if available, or other information customarily used to determine the fair value of such investments.

Net Income (Loss) Per Share

Net income (loss) per share is the difference between the per share NAV at the beginning of each period and at the end of each period. The weighted average number of shares outstanding was computed for purposes of disclosing net income (loss) per weighted average share. The weighted average shares are equal to the number of shares outstanding at the end of the period, adjusted proportionately for shares added and redeemed based on the amount of time the shares were outstanding during such period. As of December 31, 2018, USCF held 5 shares of USCI and 40 shares of CPER. As noted above, as of the filing of this Annual Report on Form 10-K, USAG is no longer issuing shares.

Offering Costs

Offering costs incurred in connection with the registration of shares prior to the commencement of the offering are borne by USCF. Offering costs incurred in connection with the registration of additional shares after the commencement of the offering are borne by each Trust Series. These costs include registration fees paid to regulatory agencies and all legal, accounting, printing and other expenses associated with such offerings. Costs borne by the Trust Series after the commencement of an offering are accounted for as a deferred charge and thereafter amortized to expense over twelve months on a straight-line basis or a shorter period if warranted.

Cash Equivalents

Cash equivalents include money market funds and overnight deposits or time deposits with original maturity dates of six months or less.

Reclassification

Certain amounts in the accompanying financial statements were reclassified to conform to the current presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires USCF to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates and assumptions.

NOTE 3 - TRUST SERIES

In connection with the execution of the First Trust Agreement on April 1, 2010, USCI was designated as the first series of the Trust. USCF contributed $1,000 to the Trust upon its formation on December 21, 2009, representing an initial contribution of capital to the Trust. Following the designation of USCI as the first series of the Trust, the initial capital contribution of $1,000 was transferred from the Trust to USCI and deemed an initial contribution to USCI. In connection with the commencement of USCI’s initial offering of shares, USCF received 20 Sponsor Shares of USCI in exchange for the previously received capital contribution, representing a beneficial ownership interest in USCI.

On July 30, 2010, USCI received a notice of effectiveness from the SEC for its registration of 50,000,000 shares on Form S-1 with the SEC. On August 10, 2010, USCI listed its shares on the NYSE Arca under the ticker symbol “USCI”. USCI established its initial per share NAV by setting the price at $50.00 and issued 100,000 shares in exchange for $5,000,000 on August 10, 2010. USCI also commenced investment operations on August 10, 2010 by purchasing Futures Contracts traded on the Futures Exchanges. In order to satisfy NYSE Arca listing standards that at least 100,000 shares be outstanding at the beginning of the trading day on the NYSE Arca, USCF purchased the initial Creation Basket from the initial Authorized Participant at the initial offering price. The $1,000 fee that would otherwise be charged to the Authorized Participant in connection with an order to create or redeem was waived in connection with the initial Creation Basket. USCF held such initial Creation Basket until September 3, 2010, at which time the initial Authorized Participant repurchased the shares comprising such basket in accordance with the specified conditions noted above. On September 14, 2011, USCF redeemed the 20 Sponsor Shares of USCI and, on September 19, 2011, USCF purchased 5 shares of USCI in the open market.

In connection with the Second Amended and Restated Trust Agreement dated November 10, 2010, USAG and CPER were designated as additional series of the Trust. Following the designation of USAG and CPER as additional series, USCF made an initial capital contribution of $3,000 was transferred from USCF to the Trust. On November 10, 2010, the Trust transferred $1,000 to each of USAG and CPER, which was deemed a capital contribution to each series. On November 14, 2011, USCF received 40 Sponsor Shares of CPER in exchange for the previously received capital contribution, representing a beneficial interest in CPER. On December 7, 2011, USCF redeemed the 40 Sponsor Shares of CPER and purchased 40 shares of CPER in the open market. On April 13, 2012, USCF received 40 Sponsor Shares of USAG in exchange for the previously received capital contribution, representing a beneficial interest in USAG. On June 28, 2012, USCF redeemed the 40 Sponsor Shares of USAG and on October 3, 2012, purchased 5 shares of USAG on the open market. On September 7, 2018 all Sponsor Shares of USAG were redeemed and USAG discontinued trading and subsequently liquidated and distributed all proceeds to shareholders, as discussed above. In addition, on March 31, 2018, USCF contributed $1,000 to UCCO, which was deemed an initial capital contribution to the series.

CPER and USAG received notice of effectiveness from the SEC for its registration of 30,000,000 CPER shares and 20,000,000 USAG shares on September 6, 2011. The order to permit listing CPER and USAG on the NYSE Arca was received on October 20, 2011. On November 15, 2011, CPER listed its shares on the NYSE Arca under the ticker symbol “CPER.” CPER established its initial per share NAV by setting the price at $25 and issued 100,000 shares to the initial Authorized Participant, Merrill Lynch Professional Clearing Corp., in exchange for $2,500,000 in cash on November 15, 2011. The $1,000 fee that would otherwise be charged to the Authorized Participant in connection with an order to create or redeem was waived in connection with the initial Creation Basket.

On April 13, 2012, USAG listed its shares on the NYSE Arca under the ticker symbol “USAG.” USAG established its initial per share NAV by setting the price at $25. On April 14, 2012, USCF purchased two initial Creation Baskets of USAG. In accordance with applicable requirements of Regulation M under the Securities Exchange Act of 1934, as amended, (“Exchange Act”), no Creation Baskets were offered to Authorized Participants nor were the shares listed on the NYSE Arca until five business days had elapsed from the date of USCF’s purchase of the initial Creation Basket on April 4, 2012. The $1,000 fee that would have otherwise been charged in connection with an order to create or redeem was waived in connection with the initial Creation Basket. As discussed above, USAG is no longer issuing shares and its liquidation date was September 12, 2018.

A new series of the Trust was designated on June 1, 2016, the USCF Canadian Crude Oil Index Fund (“UCCO”). UCCO has not commenced operations as of the filing of this annual report on Form 10-K. USCF and the Trustee entered into the Fourth Amended and Restated Declaration of Trust and Trust Agreement effective as of December 15, 2017. The Fund filed to withdraw from registration on December 19, 2018.

USCI’s Investment Objective

USCI invests in futures contracts for commodities that are currently traded on the New York Mercantile Exchange (the “NYMEX”), ICE Futures (“ICE Futures”), Chicago Board of Trade (“CBOT”), Chicago Mercantile Exchange (“CME”), London Metal Exchange (“LME”), Commodity Exchange, Inc. (“COMEX”) or on other foreign exchanges (the NYMEX, ICE Futures, CBOT, CME, LME, COMEX and other foreign exchanges, collectively, the “Futures Exchanges”) (such futures contracts, collectively, “Futures Contracts”) and, to a lesser extent, in order to comply with regulatory requirements or in view of market conditions, other commodity-based contracts and instruments such as cash-settled options on Futures Contracts, forward contracts relating to commodities, cleared swap contracts and other non-exchange traded over-the-counter (“OTC”) transactions that are based on the price of commodities and Futures Contracts (collectively, “Other Commodity-Related Investments”).

The investment objective of USCI is for the daily changes in percentage terms of its shares’ per share NAV to reflect the daily changes in percentage terms of the SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCI”), plus interest earned on USCI’s collateral holdings, less USCI’s expenses. USCF does not intend to operate USCI in a fashion such that its per share NAV will equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Futures Contracts (as defined below) that comprise the SDCI or the prices of any particular group of Futures Contracts. USCI will not seek to achieve its stated investment objective over a period of time greater than one day. USCI believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts and Other Commodity-Related Investments. The SDCI is designed to reflect the performance of a diversified group of commodities. The SDCI is comprised of 14 Futures Contracts that are selected on a monthly basis from a list of 27 possible Futures Contracts. The Futures Contracts that at any given time make up the SDCI are referred to herein as “Benchmark Component Futures Contracts.” The SDCI is owned and maintained by SummerHaven Index Management, LLC (“SHIM”) and calculated and published by Bloomberg, L.P. (“Bloomberg”). USCI invests first in the current Benchmark Component Futures Contracts and other Futures Contracts intended to replicate the return on the current Benchmark Component Futures Contracts and, thereafter may hold Futures Contracts in a particular commodity other than one specified as the Benchmark Component Futures Contract, or may hold Other Commodity-Related Investments that are intended to replicate the return on the Benchmark Component Futures Contracts, but may fail to closely track the SDCI’s total return movements.

USCI seeks to achieve its investment objective by investing in Futures Contracts and Other Commodity-Related Investments such that daily changes in its’ per share NAV closely track the daily changes in the price of the SDCI. USCI’s positions in Commodity Interests are rebalanced on a monthly basis in order to track the changing nature of the SDCI. If Futures Contracts relating to a particular commodity remain in the SDCI from one month to the next, such Futures Contracts are rebalanced to the 7.14% target weight. Specifically, on the Selection Date, it will be determined if a current Benchmark Component Futures Contract will be replaced by a new Futures Contract in either the same or different underlying commodity as a Benchmark Component Futures Contract for the following month, in which case USCI’s investments would have to be changed accordingly. In order that USCI’s trading does not unduly cause extraordinary market movements, and to make it more difficult for third parties to profit by trading based on market movements that could be expected from changes in the Benchmark Component Futures Contracts, USCI’s investments typically are not rebalanced entirely on a single day, but rather typically rebalanced over a period of four days. After fulfilling the margin and collateral requirements with respect to its Commodity Interests, USCF invests the remainder of USCI’s proceeds from the sale of shares in Treasuries or cash equivalents, and/or merely hold such assets in cash (generally in interest-bearing accounts).

USCI’s shares began trading on August 10, 2010. As of December 31, 2018, USCI held 2,253 Futures Contracts on the NYMEX, 2,276 Futures Contracts on the ICE Futures, 4,037 Futures Contracts on the CBOT, 1,121 Futures Contracts on the CME, 5,819 Futures Contracts on the LME and 753 Futures Contracts on the COMEX, totaling 16,259  futures contracts.

CPER’s Investment Objective

The investment objective of CPER is for the daily changes in percentage terms of its shares’ per share NAV to reflect the daily changes in percentage terms of the SummerHaven Copper Index Total ReturnSM (the “SCI”), plus interest earned on CPER’s collateral holdings, less CPER’s expenses. USCF does not intend to operate CPER in a fashion such that its per share NAV will equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Copper Futures Contracts (as defined below) that comprise the SCI or the prices of any particular group of Futures Contracts. CPER will not seek to achieve a stated investment objective over a period of time greater than one day. USCF believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts and Other Copper-Related Investments (as defined below). The SCI is designed to reflect the performance of the investment returns from a portfolio of copper futures contracts. The SCI is owned and maintained by SHIM and calculated and published by the NYSE Arca. The SCI is comprised of either two or three Eligible Copper Futures Contracts that are selected on a monthly basis based on quantitative formulas relating to the prices of the Eligible Copper Futures Contracts developed by SHIM. The Eligible Copper Futures Contracts that at any given time make up the SCI are referred to herein as “Benchmark Component Copper Futures Contracts.”

CPER’s shares began trading on November 15, 2011. As of December 31, 2018, CPER held 174 Futures Contracts on the COMEX.

USAG’s Investment Objective

The investment objective of USAG was for the daily changes in percentage terms of its shares’ per share NAV to reflect the daily changes in percentage terms of the SummerHaven Dynamic Agriculture Index Total ReturnSM (the “SDAI”), plus interest earned on USAG’s collateral holdings, less USAG’s expenses. USCF did not intend to operate USAG in a fashion such that its per share NAV would equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Agriculture Futures Contracts (as defined below) that comprise the SDAI or the prices of any particular group of Futures Contracts. USAG did not seek to achieve its stated investment objective over a period of time greater than one day. USCF believes that it was not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts and Other Agriculture-Related Investments (as defined below). The SDAI is designed to reflect the performance of a diversified group of agricultural commodities. The SDAI is owned and maintained by SHIM and calculated and published by the NYSE Arca. Futures contracts for the agricultural commodities comprising the SDAI are traded on ICE Future US, ICE Futures Canada, the CBOT, the Kansas City Board of Trade (“KCBT”) and the CME and are collectively referred to herein as “Eligible Agriculture Futures Contracts.” The SDAI is comprised of 14 Eligible Agriculture Futures Contracts that are selected on a monthly basis based on quantitative formulas developed by SHIM. The Eligible Agriculture Futures Contracts that at any given time make up the SDAI are referred to herein as “Benchmark Component Agriculture Futures Contracts.” The relative weighting of the Benchmark Component Agriculture Futures Contracts will change on a monthly basis, based on quantitative formulas relating to the prices of the Benchmark Component Agriculture Futures Contracts developed by SHIM.

USAG’s shares began trading on April 13, 2012 and ceased trading on September 7, 2018. As of December 31, 2018, USAG had liquidated all its assets and distributed cash pro rata to all remaining shareholders.

Other Defined Terms – Trust Series

The SDCI, the SCI and the SDAI are referred to throughout these Notes to Financial Statements collectively as the “Applicable Index” or “Indices.”

Benchmark Component Futures Contracts, Benchmark Component Copper Futures Contracts and Benchmark Component Agriculture Futures Contracts are referred to throughout these Notes to Financial Statements collectively as “Applicable Benchmark Component Futures Contracts.”

Other Commodity-Related Investments and Other Copper-Related Investments are referred to throughout these Notes to Financial Statements collectively as “Other Related Investments.”

Trading Advisor and Trustee

The Trust Series’ trading advisor is SummerHaven Investment Management, LLC (“SummerHaven”), a Delaware limited liability company that is registered as a commodity trading advisor and CPO with the CFTC and is a member of the NFA. In addition, SummerHaven is registered as an investment adviser under the Investment Advisers Act of 1940 with the SEC. SummerHaven provides advisory services to USCF with respect to the Applicable Index of each Trust Series and the investment decisions of each Trust Series.

The Trustee accepts service of legal process on the Trust in the State of Delaware and makes certain filings under the Delaware Statutory Trust Act. The Trustee does not owe any other duties to the Trust, USCF or the shareholders.

NOTE 4 — FEES PAID BY EACH TRUST SERIES AND RELATED PARTY TRANSACTIONS

USCF Management Fee

Under the Trust Agreement, USCF is responsible for investing the assets of each Trust Series in accordance with the objectives and policies of each such Trust Series. In addition, USCF has arranged for one or more third parties to provide trading advisory, administrative, custody, accounting, transfer agency and other necessary services to each Trust Series. For these services, each of USCI, CPER and USAG is contractually obligated to pay USCF a fee, which is paid monthly, equal to 0.95% per annum of average daily total net assets. Effective January 1, 2016, USCF permanently lowered the management fee to 0.80% (80 basis points) per annum of average daily total net assets for USCI and 0.65% (65 basis points) per annum of average daily total net assets for both CPER and USAG, respectively.

Trustee Fee

The Trustee is the Delaware trustee of the Trust. In connection with the Trustee’s services, USCF is responsible for paying the Trustee’s annual fee in the amount of $3,000.

Ongoing Registration Fees and Other Offering Expenses

Each Trust Series pays the costs and expenses associated with the ongoing registration of its shares subsequent to the initial offering. These costs include registration or other fees paid to regulatory agencies in connection with the offer and sale of shares, and all legal, accounting, printing and other expenses associated with such offer and sale. During the years ended December 31, 2018, 2017 and 2016, none of the Trust Series incurred any registration fees or other offering expenses.

Independent Directors’ and Officers’ Expenses

Each Trust Series is responsible for paying its portion of the directors’ fees and directors’ and officers’ liability insurance for such Trust Series and the Related Public Funds. Each Trust Series shares the fees and expenses on a pro rata basis with each other Trust Series and each Related Public Fund, as described above, based on the relative assets of each fund computed on a daily basis. These fees and expenses for the year ended December 31, 2018 amounted to be a total of $521,689 for the Trust Series and the Related Public Funds. USCI’s portion of such fees and expenses for the year ended December 31, 2018 was $91,761, CPER’s portion of such fees and expenses for the year ended December 31, 2018 was $2,100 and USAG’s portion of such fees and expenses for the year ended December 31, 2018 was $917. For the year ended December 31, 2017, these fees and expenses were $536,375 for the Trust Series and the Related Public Funds. USCI’s portion of such fees and expenses for the year ended December 31, 2017 was $69,558, CPER’s portion of such fees and expenses for the year ended December 31, 2017 was $1,823 and USAG’s portion of such fees and expenses for the year ended December 31, 2017 was $1,144.

Investor Tax Reporting Cost

The fees and expenses associated with each Trust Series’ audit expenses and tax accounting and reporting requirements are paid by such Trust Series. These costs amounted to a total of $675,000 for the year ended December 31, 2018 for USCI, $60,000 for the year ended December 31, 2018 for CPER and $25,000 for the year ended December 31, 2018 for USAG. Tax reporting costs fluctuate between years due to the number of shareholders during any given year.

Other Expenses and Fees and Expense Waivers

In addition to the fees described above, each Trust Series pays all brokerage fees and other expenses in connection with the operation of such Trust Series, excluding costs and expenses paid by USCF as outlined in Note 5 – Contracts and Agreements below. USCF pays certain expenses normally borne by CPER to the extent that such expenses exceed 0.15% (15 basis points) of CPER’s NAV, on an annualized basis. USCF has no obligation to continue such payments into subsequent periods. For the year ended December 31, 2018, USCF waived $51,300 of expenses for CPER and $26,584 of expenses for USAG. This voluntary expense waiver is in addition to those amounts USCF is contractually obligated to pay as described in Note 5 – Contracts and Agreements below.

NOTE 5 — CONTRACTS AND AGREEMENTS

Marketing Agent Agreement

USCF and the Trust, each on its own behalf and on behalf of each Trust Series, are party to a marketing agent agreement, dated as of July 22, 2010, as amended from time to time, with the Marketing Agent, whereby the Marketing Agent provides certain marketing services for each Trust Series as outlined in the agreement. The fee of the Marketing Agent, which is borne by USCF, is equal to 0.06% on each Trust Series’ assets up to $3 billion and 0.04% on each Trust Series’ assets in excess of $3 billion. In no event may the aggregate compensation paid to the Marketing Agent and any affiliate of USCF for distribution-related services exceed 10% of the gross proceeds of each Trust Series’ offering.

The above fee does not include website construction and development, which are also borne by USCF.

Brown Brothers Harriman & Co. Agreements

USCF and the Trust, on its own behalf and on behalf of each Trust Series, are also party to a custodian agreement, dated July 22, 2010, as amended from time to time, with Brown Brothers Harriman & Co. (“BBH&Co.”), whereby BBH&Co. holds investments on behalf of each Trust Series. USCF pays the fees of the custodian, which are determined by the parties from time to time. In addition, USCF and the Trust, on its own behalf and on behalf of each Trust Series, are party to an administrative agency agreement, dated July 22, 2010, as amended from time to time, with BBH&Co., whereby BBH&Co. acts as the administrative agent, transfer agent and registrar for each Trust Series. USCF also pays the fees of BBH&Co. for its services under such agreement and such fees are determined by the parties from time to time.

Currently, USCF pays BBH&Co. for its services, in the foregoing capacities, a minimum amount of $75,000 annually for its custody, fund accounting and fund administration services rendered to each Trust Series and each of the Related Public Funds, as well as a $20,000 annual fee for its transfer agency services. In addition, USCF pays BBH&Co. an asset-based charge of (a) 0.06% for the first $500 million of the Related Public Funds’ combined net assets, (b) 0.0465% for the Related Public Funds’ combined net assets greater than $500 million but less than $1 billion, and (c) 0.035% once the Related Public Funds’ combined net assets exceed $1 billion. The annual minimum amount will not apply if the asset-based charge for all accounts in the aggregate exceeds $75,000. USCF also pays BBH&Co. transaction fees ranging from $7 to $15 per transaction.

Brokerage and Futures Commission Merchant Agreements

On July 7, 2014, the Trust on behalf of each Trust Series entered into a Futures and Cleared Swaps Agreement with Wells Fargo Securities, LLC (“WFS”). In addition, the Trust on behalf of each of USCI and CPER entered into a Futures and Cleared Derivatives Transactions Customer Account Agreement with RBC, in June of 2018. Each of RBC and WFS are referred to as a “Futures Commissions Merchant” or “FCM.” Each of the Trust’s FCM agreements require the FCM to provide services to the applicable Trust Series in connection with the purchase and sale of Futures Contracts and Other Related Investments that may be purchased and sold by or through the FCM for the applicable Trust Series’ account. In accordance with each agreement, the FCM charges the applicable Trust Series commissions of approximately $7 to $8 per round-turn trade, including applicable exchange, clearing and NFA fees for Futures Contracts and options on Futures Contracts. Such fees include those incurred when purchasing Futures Contracts and options on Futures Contracts when each Trust Series issues shares as a result of a Creation Basket, as well as fees incurred when selling Futures Contracts and options on Futures Contracts when each Trust Series redeems shares as a result of a Redemption Basket. Such fees are also incurred when Futures Contracts and options on Futures Contracts are purchased or redeemed for the purpose of rebalancing the portfolio. Each Trust Series also incurs commissions to brokers for the purchase and sale of Futures Contracts, Other Commodity-Related Investments or short-term obligations of the United States of two years or less (“Treasuries”).

USCI

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Total commissions accrued to brokers	$539,884	$527,610	$776,649
Total commissions as annualized percentage of average total net assets	0.09%	0.10%	0.13%
Commissions accrued as a result of rebalancing	$508,021	$505,199	$752,519
Percentage of commissions accrued as a result of rebalancing	94.10%	95.75%	96.89%
Commissions accrued as a result of creation and redemption activity	$31,863	$22,411	$24,130
Percentage of commissions accrued as a result of creation and redemption activity	5.90%	4.25%	3.11%

The increase in total commissions accrued to brokers for the year ended December 31, 2018, compared to the year ended December 31, 2017, was due primarily to a higher number of contracts held and traded. The decrease in total commissions accrued to brokers for the year ended December 31, 2017, compared to the year ended December 31, 2016, was due primarily to lower number of futures contracts being held and traded. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

CPER

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Total commissions accrued to brokers	$5,181	$5,461	$1,628
Total commissions as annualized percentage of average total net assets	0.04%	0.05%	0.06%
Commissions accrued as a result of rebalancing	$4,205	$4,390	$1,455
Percentage of commissions accrued as a result of rebalancing	81.16%	80.39%	89.37%
Commissions accrued as a result of creation and redemption activity	$976	$1,071	$173
Percentage of commissions accrued as a result of creation and redemption activity	18.84%	19.61%	10.63%

The decrease in total commissions accrued to brokers for the year ended December 31, 2018, compared to the year ended December 31, 2017, was due primarily to a lower number of contracts held and traded. The increase in total commissions accrued to brokers for the year ended December 31, 2017, compared to the year ended December 31, 2016, was due primarily to higher number of futures contracts being held and traded. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

USAG

	For the Year Ended December 31, 2018 (In Liquidation)*	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Total commissions accrued to brokers	$1,498	$1,923	$2,150
Total commissions as annualized percentage of average total net assets	0.09%	0.10%	0.11%
Commissions accrued as a result of rebalancing	$1,498	$1,923	$2,150
Percentage of commissions accrued as a result of rebalancing	100.00%	100.00%	100.00%
Commissions accrued as a result of creation and redemption activity	$—	$—	$—
Percentage of commissions accrued as a result of creation and redemption activity	—%	—%	—%

* USAG ceased trading on the NYSE Arca on September 7, 2018 and the Fund’s liquidation date was September 12, 2018.

The increase/decrease in total commissions accrued to brokers for the year ended December 31, 2018, compared to the year ended December 31, 2017, was due primarily to a higher/lower number of contracts held and traded. The decrease in total commissions accrued to brokers for the year ended December 31, 2017, compared to the year ended December 31, 2016, was due primarily to lower number of futures contracts being held and traded. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

SummerHaven Agreements

USCF is party to an Amended and Restated Advisory Agreement, dated as of May 1, 2018, as amended from time to time, with SummerHaven, whereby SummerHaven provides advisory services to USCF with respect to the Applicable Index for each Trust Series and investment decisions for each Trust Series. SummerHaven’s advisory services include, but are not limited to, general consultation regarding the calculation and maintenance of the Applicable Index for each Trust Series, anticipated changes to each Applicable Index and the nature of each Applicable Index’s current or anticipated component securities. For these services, USCF pays SummerHaven a fee based on a percentage of the average total net assets of each Trust Series. Prior to May 1, 2018, for USCI, the fee was equal to the percentage fees paid to USCF minus 0.14%, with that result multiplied by 0.5, minus 0.06% to arrive at the actual fee paid. Prior to May 1, 2018, for CPER and USAG, the fee was equal to the percentage fees paid to USCF minus 0.18%, with that result multiplied by 0.5, minus 0.6% to arrive at the actual fee paid. USCF and SummerHaven amended and restated the existing Advisory Agreement effective as of May 1, 2018. As of May 1, 2018, USCF pays SummerHaven an annual fee of $15,000 per each Trust Series as well as an annual fee of 0.06% of the average daily total net assets of each Trust Series.

USCF is also party to an Amended and Restated Licensing Agreement, dated as of May 1, 2018, as amended from time to time, with SummerHaven and SHIM, pursuant to which SHIM grants a license to USCF for the use of certain names and marks, including the Applicable Index for each Trust Series in exchange for a fee to be paid by USCF to SHIM. For the year ended December 31, 2017, USCF paid licensing fees to SummerHaven equal to an annual fee of $15,000 per each Trust Series for the, plus an annual fee of 0.06% of the average daily total net assets of each Trust Series. As a result of the amendment and restatement of the Licensing Agreement and Advisory Agreement in May of 2018, the fees required to be paid by USCF to SummerHaven and SHIM in the aggregate have not changed from the aggregate fees paid by USCF under the two agreements prior to the amendment and restatement.

NOTE 6 — FINANCIAL INSTRUMENTS, OFF-BALANCE SHEET RISKS AND CONTINGENCIES

Each Trust Series engages in the trading of futures contracts, options on futures contracts, cleared swaps and OTC swaps (collectively, “derivatives”). As such, each Trust Series is exposed to both market risk, which is the risk arising from changes in the market value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Each Trust Series may enter into futures contracts, options on futures contracts and cleared swaps to gain exposure to changes in the value of an underlying commodity. A futures contract obligates the seller to deliver (and the purchaser to accept) the future delivery of a specified quantity and type of a commodity at a specified time and place. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. Cleared swaps are agreements that are eligible to be cleared by a clearinghouse, e.g., ICE Clear Europe, and provide the efficiencies and benefits that centralized clearing on an exchange offers to traders of futures contracts, including credit risk intermediation and the ability to offset positions initiated with different counterparties.

The purchase and sale of futures contracts, options on futures contracts and cleared swaps require margin deposits with an FCM. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities.

Futures contracts, options on futures contracts and cleared swaps involve, to varying degrees, elements of market risk (specifically commodity price risk) and exposure to loss in excess of the amount of variation margin. The face or contract amounts reflect the extent of the total exposure each Trust Series has in the particular classes of instruments. Additional risks associated with the use of futures contracts are an imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. Buying and selling options on futures contracts exposes investors to the risks of purchasing or selling futures contracts.

All of the futures contracts held by each Trust Series through December 31, 2018 were exchange-traded. The risks associated with exchange-traded contracts are generally perceived to be less than those associated with OTC swaps since, in OTC swaps, a party must rely solely on the credit of its respective individual counterparties. However, in the future, if each Trust Series were to enter into non-exchange traded contracts (including Exchange for Related Position or EFRP), it would be subject to the credit risk associated with counterparty non-performance. The credit risk from counterparty non-performance associated with such instruments is the net unrealized gain, if any, on the transaction. Currently, each Trust Series has credit risk under its futures contracts since the sole counterparty to all domestic and foreign futures contracts is the clearinghouse for the exchange on which the relevant contracts are traded. In addition, each Trust Series bears the risk of financial failure by the clearing broker.

A Trust Series’ cash and other property, such as Treasuries, deposited with an FCM are considered commingled with all other customer funds, subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited. The insolvency of an FCM could result in the complete loss of a Trust Series’ assets posted with that FCM; however, the majority of each Trust Series’ assets are held in investments in Treasuries, cash and/or cash equivalents with the Trust Series’ custodian and would not be impacted by the insolvency of an FCM. The failure or insolvency of the Trust Series’ custodian, however, could result in a substantial loss of each Trust Series’ assets.

USCF may invest a portion of each Trust Series’ cash in money market funds that seek to maintain a stable per share NAV. Each Trust Series may be exposed to any risk of loss associated with an investment in such money market funds. As of December 31, 2018, USCI and CPER held investments in money market funds in the amounts of $6,400,000 and $855,000, respectively. As of December 31, 2017, USCI, CPER and USAG held investments in money market funds in the amounts of $9,000,000, $990,000 and $300,000, respectively. Each Trust Series also holds cash deposits with its custodian. Pursuant to a written agreement with BBH&Co., uninvested overnight cash balances are swept to offshore branches of U.S. regulated and domiciled banks located in Toronto, Canada; London, United Kingdom; Grand Cayman, Cayman Islands; and Nassau, Bahamas; which are subject to U.S. regulation and regulatory oversight. As of December 31, 2018 and December 31, 2017, USCI held cash deposits and investments in Treasuries in the amounts of $472,109,213 and $488,389,644, respectively, with the custodian and FCMs. As of December 31, 2018 and December 31, 2017, CPER held cash deposits and investments in Treasuries in the amounts of $11,556,460 and $9,107,982, respectively, with the custodian and FCMs. As of December 31, 2017, USAG held cash deposits and investments in Treasuries in the amount of $1,453,032, with the custodian and FCM. Some or all of these amounts may be subject to loss should the Trust Series’ custodian and/or FCMs cease operations.

For derivatives, risks arise from changes in the market value of the contracts. Theoretically, each Trust Series is exposed to market risk equal to the value of Futures Contracts purchased and unlimited liability on such contracts sold short. As both a buyer and a seller of options, each Trust Series pays or receives a premium at the outset and then bears the risk of unfavorable changes in the price of the contract underlying the option.

The Trust Series’ policy is to continuously monitor its exposure to market and counterparty risk through the use of a variety of financial, position and credit exposure reporting controls and procedures. In addition, the Trust Series or USCF have a policy of requiring review of the credit standing of each broker or counterparty with which they conduct business.

The financial instruments held by the applicable Trust Series are reported in its statements of financial condition at market or fair value, or at carrying amounts that approximate fair value, because of their highly liquid nature and short-term maturity.

NOTE 7 - FINANCIAL HIGHLIGHTS

The following tables present per share performance data and other supplemental financial data for each Trust Series for the years ended December 31, 2018, 2017 and 2016 for the shareholders. This information has been derived from information presented in the financial statements.

USCI

	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Per Share Operating Performance:
Net asset value, beginning of year	$42.48	$40.02	$40.52
Total income (loss)	(4.56)	2.87	(0.07)
Total expenses	(0.43)	(0.41)	(0.43)
Net increase (decrease) in net asset value	(4.99)	2.46	(0.50)
Net asset value, end of year	$37.49	$42.48	$40.02

Total Return	(11.75)%	6.15%	(1.23)%

Ratios to Average Net Assets
Total income (loss)	(11.33)%	6.17%	(1.57)%
Management fees	0.80%*	0.80%*	0.80%*
Total expenses excluding management fees	0.23%	0.24%	0.23%
Expenses waived	— %*	— %*	— %*
Net expenses excluding management fees	0.23%	0.24%	0.23%
Net income (loss)	(12.36)%	5.14%	(2.60)%

* Effective January 1, 2016, USCF permanently lowered the management fee to 0.80% (80 basis points) per annum of average daily total net assets for USCI.

CPER

	Year ended December 31, 2018		Year ended December 31, 2017		Year ended December 31, 2016
Per Share Operating Performance:
Net asset value, beginning of year	$21.05		$16.36		$14.24
Total income (loss)	(4.46)		4.83		2.24
Net expenses	(0.15)		(0.14)		(0.12)
Net increase (decrease) in net asset value	(4.61)		4.69		2.12
Net asset value, end of year	$16.44		$21.05		$16.36

Total Return	(21.90)%		28.67%		14.89%

Ratios to Average Net Assets
Total income (loss)	(24.49)%		22.70%		8.84%
Management fees	0.65	%*	0.65	%*	0.65	%*
Total expenses excluding management fees	0.58%		0.54%		2.71%
Expenses waived	(0.43	)%*†	(0.39	)%*†	(2.56	)%*†
Net expenses excluding management fees	0.15%		0.15%		0.15%
Net income (loss)	(25.29)%		21.90%		8.04%

*	Effective January 1, 2016, USCF permanently lowered the management fee to 0.65% (65 basis points) per annum of average daily total net assets for CPER.
†	USCF paid certain expenses on a discretionary basis typically borne by CPER where expenses exceeded 0.15% (15 basis points) of CPER’s NAV, on an annualized basis. USCF has no obligation to continue such payments into subsequent periods.

USAG

	Year ended December 31, 2018 (In Liquidation)*		Year ended December 31, 2017		Year ended December 31, 2016
Per Share Operating Performance:
Net asset value, beginning of year	$17.51		$19.01		$19.80
Total income (loss)	(1.62)		(1.35)		(0.63)
Net expenses	(0.10)		(0.15)		(0.16)
Net increase (decrease) in net asset value	(1.72)		(1.50)		(0.79)
Net asset value, end of year	$15.79	**	$17.51		$19.01

Total Return	(9.82)%		(7.89)%		(3.99)%

Ratios to Average Net Assets
Total income (loss)	(9.43)%		(7.30)%		(3.17)%
Management fees	0.65	%***	0.65	%***	0.65	%***
Total expenses excluding management fees	2.44%		2.62%		3.79%
Expenses waived	(2.29	)%***†	(2.47	)%***†	(3.64	)%***†
Net expenses excluding management fees	0.15%		0.15%		0.15%
Net income (loss)	(9.98)%		(8.10)%		(3.97)%

*	USAG ceased trading on the NYSE Arca on September 7, 2018 and the Fund’s liquidation date was September 12, 2018.
**	Net asset value as of September 6, 2018.
***	Effective January 1, 2016, USCF permanently lowered the management fee to 0.65% (65 basis points) per annum of average daily total net assets for USAG.
†	USCF paid certain expenses on a discretionary basis typically borne by USAG where expenses exceeded 0.15% (15 basis points) of USAG’s NAV, on an annualized basis. USCF has no obligation to continue such payments into subsequent periods.

Total returns are calculated based on the change in value during the period. An individual shareholder’s total return and ratio may vary from the above total returns and ratios based on the timing of contributions to and withdrawals from each Trust Series.

NOTE 8 – QUARTERLY FINANCIAL DATA (Unaudited)

The following summarized (unaudited) quarterly financial information presents the results of operations and other data for the three-month periods ended March 31, June 30, September 30 and December 31, 2018 and 2017.

USCI

	First Quarter 2018	Second Quarter 2018	Third Quarter 2018	Fourth Quarter 2018
Total Income (Loss)	$4,264,134	$14,855,407	$(19,156,279)	$(65,771,228)
Total Expenses	1,391,035	1,536,430	1,639,497	1,396,043
Net Income (Loss)	$2,873,099	$13,318,977	$(20,795,776)	$(67,167,271)
Net Income (Loss) per Share	$0.24	$0.98	$(1.24)	$(4.97)

	First Quarter 2017	Second Quarter 2017	Third Quarter 2017	Fourth Quarter 2017
Total Income (Loss)	$(9,365,854)	$(9,718,956)	$21,340,388	$29,585,153
Total Expenses	1,431,730	1,424,635	1,186,116	1,307,330
Net Income (Loss)	$(10,797,584)	$(11,143,591)	$20,154,272	$28,277,823
Net Income (Loss) per Share	$(0.81)	$(0.75)	$1.62	$2.40

CPER

	First Quarter 2018	Second Quarter 2018	Third Quarter 2018	Fourth Quarter 2018
Total Income (Loss)	$(1,178,835)	$(389,444)	$(582,529)	$(747,096)
Total Expenses	35,759	33,533	37,461	39,211
Expense Waivers	(8,269)	(10,931)	(15,472)	(16,628)
Net Expenses	27,490	22,602	21,989	22,583
Net Income (Loss)	$(1,206,325)	$(412,046)	$(604,518)	$(769,679)
Net Income (Loss) per Share	$(1.75)	$(0.58)	$(1.12)	$(1.16)

	First Quarter 2017	Second Quarter 2017	Third Quarter 2017	Fourth Quarter 2017
Total Income (Loss)	$392,246	$114,427	$830,774	$1,009,945
Total Expenses	36,305	34,700	29,845	22,102
Expense Waivers	(17,779)	(7,307)	(10,493)	(4,574)
Net Expenses	18,526	27,393	19,352	17,528
Net Income (Loss)	$373,720	$87,034	$811,422	$992,417
Net Income (Loss) per Share	$0.95	$0.19	$1.47	$2.08

USAG

	First Quarter 2018	Second Quarter 2018	Third Quarter 2018*	Fourth Quarter 2018*
Total Income (Loss)	$(13,280)	$(65,797)	$(82,852)	$—
Total Expenses	14,429	12,956	8,792	—
Expense Waivers	(10,899)	(9,525)	(6,160)	—
Net Expenses	3,530	3,431	2,632	—
Net Income (Loss)	$(16,810)	$(69,228)	$(85,484)	$—
Net Income (Loss) per Share	$(0.17)	$(0.69)	$(0.86)	$—

	First Quarter 2017	Second Quarter 2017	Third Quarter 2017	Fourth Quarter 2017
Total Income (Loss)	$(10,243)	$(13,891)	$(113,661)	$2,843
Total Expenses	22,497	7,643	17,981	12,232
Expense Waivers	(18,575)	(3,979)	(14,271)	(8,708)
Net Expenses	3,922	3,664	3,710	3,524
Net Income (Loss)	$(14,165)	$(17,555)	$(117,371)	$(681)
Net Income (Loss) per Share	$(0.14)	$(0.18)	$(1.17)	$(0.01)

* USAG ceased trading on the NYSE Arca on September 7, 2018 and the Fund’s liquidation date was September 12, 2018.

NOTE 9 — FAIR VALUE OF FINANCIAL INSTRUMENTS

The Trust and each Trust Series value their investments in accordance with Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurement. The changes to past practice resulting from the application of ASC 820 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurement. ASC 820 establishes a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Trust and each Trust Series (observable inputs) and (2) the Trust’s and each Trust Series’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of USCI’s securities at December 31, 2018 using the fair value hierarchy:

At December 31, 2018	Total	Level I	Level II	Level III
Short-Term Investments	$436,426,995	$436,426,995	$—	$—
Exchange-Traded Futures Contracts
Foreign Contracts	(1,866,820)	(1,866,820)	—	—
United States Contracts	(12,621,164)	(12,621,164)	—	—

During the year ended December 31, 2018, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USCI’s securities at December 31, 2017 using the fair value hierarchy:

At December 31, 2017	Total	Level I	Level II	Level III
Short-Term Investments	$441,986,578	$441,986,578	$—	$—
Exchange-Traded Futures Contracts
Foreign Contracts	1,609,317	1,609,317	—	—
United States Contracts	5,263,653	5,263,653	—	—

During the year ended December 31, 2017, there were no transfers between Level I and Level II.

The following table summarizes the valuation of CPER’s securities at December 31, 2018 using the fair value hierarchy:

At December 31, 2018	Total	Level I	Level II	Level III
Short-Term Investments	$9,657,426	$9,657,426	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	(903,475)	(903,475)	—	—

During the year ended December 31, 2018, there were no transfers between Level I and Level II.

The following table summarizes the valuation of CPER’s securities at December 31, 2017 using the fair value hierarchy:

At December 31, 2017	Total	Level I	Level II	Level III
Short-Term Investments	$9,590,067	$9,590,067	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	881,938	881,938	—	—

During the year ended December 31, 2017, there were no transfers between Level I and Level II.

As noted above, as of the filing of this annual report on Form 10-K, USAG is no longer issuing shares and has liquidated and distributed all proceeds to shareholders. As a result, there is no information available as of December 31, 2018.

The following table summarizes the valuation of USAG’s securities at December 31, 2017 using the fair value hierarchy:

At December 31, 2017	Total	Level I	Level II	Level III
Short-Term Investments	$1,643,759	$1,643,759	$—	$—
Exchange-Traded Futures Contracts
Foreign Contracts	(1,314)	(1,314)	—	—
United States Contracts	189	189	—	—

During the year ended December 31, 2017, there were no transfers between Level I and Level II.

The Trust and each Trust Series have adopted the provisions of Accounting Standards Codification 815 — Derivatives and Hedging, which require presentation of qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivatives.

Fair Value of Derivative Instruments Held by USCI

Derivatives not Accounted for as Hedging Instruments	Statements of Financial Condition Location	Fair Value At December 31, 2018	Fair Value At December 31, 2017
Futures - Commodity Contracts	Assets	$(14,487,984)	$6,872,970

Fair Value of Derivative Instruments Held by CPER

Derivatives not Accounted for as Hedging Instruments	Statements of Financial Condition Location	Fair Value At December 31, 2018	Fair Value At December 31, 2017
Futures - Commodity Contracts	Assets	$(903,475)	$881,938

Fair Value of Derivative Instruments Held by USAG

Derivatives not Accounted for as Hedging Instruments	Statements of Financial Condition Location	Fair Value At December 31, 2018 (In Liquidation)*	Fair Value At December 31, 2017
Futures - Commodity Contracts	Assets	$—	$(1,125)

* USAG ceased trading on the NYSE Arca on September 7, 2018 and the Fund's liquidation date was September 12, 2018.

The Effect of Derivative Instruments on the Statements of Operations of USCI

		For the year ended December 31, 2018		For the year ended December 31, 2017		For the year ended December 31, 2016
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Futures - Commodity Contracts	Realized gain (loss) on closed positions	$(54,710,680)		$22,989,718		$(22,063,913)

	Change in unrealized gain (loss) on open positions		$(21,360,954)		$4,817,510		$10,637,687

The Effect of Derivative Instruments on the Statements of Operations of CPER

		For the year ended December 31, 2018		For the year ended December 31, 2017		For the year ended December 31, 2016
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Futures - Commodity Contracts	Realized gain (loss) on closed positions	$(1,318,188)		$1,468,825		$(19,600)

	Change in unrealized gain (loss) on open positions		$(1,785,413)		$793,363		$269,200

The Effect of Derivative Instruments on the Statements of Operations of USAG

		For the year ended December 31, 2018 (In Liquidation)*		For the year ended December 31, 2017		For the year ended December 31, 2016
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Futures - Commodity Contracts	Realized gain (loss) on closed positions	$(181,039)		$(238,006)		$26,386

	Change in unrealized gain (loss) on open positions		$1,125		$88,575		$(95,857)

* USAG ceased trading on the NYSE Arca on September 7, 2018 and the Fund’s liquidation date was September 12, 2018.

NOTE 10 – RECENT ACCOUNTING PRONOUNCEMENTS

In August 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2015-14, Revenue from Contracts with Customers, modifying ASU 2014-09. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2015-14 is effective for fiscal years beginning on or after December 15, 2016, and interim periods within those annual periods. Early application is permitted. At this time, management does not believe there will be any impact to the Fund’s financial statements.

New Accounting Pronouncements

In November 2016, the FASB issued Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash” (“ASU 2016-18”), which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management has evaluated the implications of these changes on the financial statements and adopted with no material impact.

NOTE 11 – SUBSEQUENT EVENTS

The Trust and each Trust Series have performed an evaluation of subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.